                                                                   EXHIBIT 10.16





                                 LEASE AGREEMENT


                                  THE COLONNADE
                             5500 WAYZATA BOULEVARD,
                            GOLDEN VALLEY, MINNESOTA
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LANDLORD: ND PROPERTIES, INC.

TENANT: NETWORK MANAGEMENT SERVICES, INC.

PROJECT: 5500 WAYZATA BOULEVARD, GOLDEN VALLEY, MINNESOTA


                                   LEASE INDEX
                                   -----------
                                                                            Page
                                                                            ----
Schedule
     1.  Premises.........................................................
     2.  Project..........................................................
     3.  Term.............................................................
     4.  Base Rent........................................................
     5.  Operating Cost Rent..............................................
     6.  Security Deposit.................................................
     7.  Advance Payment..................................................
     8.  Tenant's Permitted Use...........................................
     9.  Landlord's Address...............................................
     10. Tenant's Capacity and Address....................................
     11. Real Estate Brokers..............................................

1.   LEASING AGREEMENT....................................................
2.   RENT.................................................................
3.   CONDITION, POSSESSION AND SURRENDER OF PREMISES......................
4.   PROJECT SERVICES.....................................................
5.   ALTERATIONS AND REPAIRS..............................................
6.   USE OF PREMISES......................................................
7.   PROJECT RULES AND GOVERNMENTAL REGULATIONS...........................
8.   CLAIMS; INSURANCE; LIABILITY.........................................
9.   FIRE AND OTHER CASUALTY..............................................
10.  RIGHTS RESERVED TO THE LANDLORD......................................
11.  DEFAULT AND LANDLORD'S REMEDIES......................................
12.  HOLDOVER.............................................................
13.  SUBORDINATION........................................................
14.  ASSIGNMENT AND SUBLETTING............................................
15.  SALE BY LANDLORD.....................................................
16.  ESTOPPEL CERTIFICATE.................................................
17.  SECURITY DEPOSIT.....................................................
18.  FORCE MAJEURE........................................................
19.  PERSONAL PROPERTY AND TENANT FIXTURES................................
20.  NOTICES..............................................................
21.  QUIET POSSESSION.....................................................

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22.  REAL ESTATE BROKERS..................................................
23.  CONDEMNATION.........................................................
24.  UNRELATED BUSINESS INCOME............................................
25.  LIMITATION OF LIABILITY..............................................
26.  MISCELLANEOUS........................................................

EXHIBITS

     Exhibit A:      Floor Plan of the Premises                        7031297
     Exhibit B:      Legal Description                                 7032897
     Exhibit C:      Leasehold Improvements
     Exhibit D:      Rules and Regulations
     Exhibit E:      Additional Provisions (if applicable)


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

                              STANDARD OFFICE LEASE

     LEASE AGREEMENT ("Lease") made as of March 12, 1997, between ND PROPERTIES, INC. ("Landlord") and NETWORK MANAGEMENT SERVICES, INC. ("Tenant").

                                    SCHEDULE

     Each reference in this Lease to any of the terms set forth on the following Schedule ("Schedule") shall be construed to incorporate the following:

     1. Premises: The Premises consisting of approximately 1,390 rentable square feet as shown on Exhibit A, on the seventh (7th) floor(s) of the building commonly known as 5500 Wayzata Boulevard, Golden Valley, Minnesota (the "Building").

     2. Project: The Project consisting of the land described in Exhibit B (the "Land"), together with the buildings, improvements and appurtenances now or hereafter located on or used in connection with the Land.

     3. Term: The Term shall be thirty-six (36) months commencing on May 1, 1997 (the "Commencement Date"), and ending on April 30, 2000 (the "Termination Date"), subject to adjustment as provided in Section 3 of this Lease.

     4. Base Rent: The annual Base Rent shall be: see Exhibit E, Section 27.

     5. Operating Cost Rent: Landlord's estimate of the annual Operating Cost Rent for 1997 is $12.76 per rentable square foot in the Premises, payable in monthly installments of $1,478-03.

     6. Security Deposit: $ 3,215.53, payable upon execution of this Lease by Tenant.

     7. Advance Payment: $3,215.53, payable upon execution of this Lease by Tenant, to be applied to the first monthly installments of Base Rent and Operating Cost Rent due under this Lease.

     8. Tenant's Permitted Use: General office purposes consistent with a first-class office building only.

     9. Landlord's Address: ND Properties, Inc., c/o Koll Management Services, Inc., 5500 Wayzata Boulevard, Suite 315, Golden Valley. Minnesota 55416 or such other address as Landlord may from time to time designate by notice to Tenant.

     10. Tenant's Capacity and Address: Tenant, a corporation under the laws of Minnesota, has the following address for notices before the Commencement Date:
5500 Wayzata Boulevard, Suite 1275, Golden Valley, Minnesota 55416 and the Premises for notices after the Commencement Date, or such other address as Tenant may from time to time designate by notice to Landlord.

     11. Real Estate Brokers: Koll Management Services, Inc.

FOR VALUABLE CONSIDERATION, the parties agree as follows:

     1. LEASING AGREEMENT. Landlord leases to Tenant, and Tenant accepts from Landlord, the Premises as set forth on the Schedule. The Term shall begin on the Commencement Date and continue until the Termination Date as set forth on the Schedule, unless sooner terminated or extended under the terms of this Lease.

     Tenant and its agents, employees and invitees have the non-exclusive right with others designated by Landlord to use the common areas in the Project for their intended and normal purposes, subject to the terms and conditions of this Lease and the rules for the Project as provided in Section 7. Common areas include elevators, sidewalks, unrestricted parking areas, driveways, hallways, stairways, public bathrooms, common entrances, lobbies and other areas designated by Landlord for common use. Landlord may change the common areas at any time, provided the changes do not materially and unreasonably interfere with Tenant's access to or use of the Premises.

     2. RENT.

     A. Kinds. Tenant agrees to pay to Landlord, without setoff, deduction or demand, at Landlord's Address as set forth on the Schedule, or to such other person or at such other place as Landlord designates by written notice to Tenant, in lawful money of the United States, the aggregate of the following, all of which are rent reserved under this Lease (collectively, "Rent"):

     (1) Base Rent, in the amount set forth on the Schedule, shall be paid in monthly installments in advance on or before the first day of each month of the Term of this Lease.

     (2) Operating Cost Rent, in an amount equal to Tenant's Proportionate Share of the Operating Costs for the applicable fiscal year of this Lease, shall be paid monthly in advance in an estimated amount, as adjusted and corrected by Landlord from time to time, as provided in Sections 2B and 2C.

     (3) Additional Rent, consisting of all of the sums, liabilities, obligations and other amounts (excepting Base Rent and Operating Cost Rent) which Tenant is required to pay or discharge pursuant to this Lease (including, without limitation, any amounts which this Lease provides shall be Tenant's cost or expense), together with any late charge or interest, an as hereafter provided.

     B. Payment of Operating Cost Rent.

     (1) Payment of Estimated Operating Cost Rent. Landlord shall estimate the Operating Costs of the Project from time to time each year. Such estimates may be revised by Landlord whenever it obtains information relevant to making such estimates more accurate. Within ten (10) days after notice from Landlord setting forth an estimate of Operating Costs for a particular fiscal year, Tenant shall pay Landlord an amount equal to one-twelfth (1/12th) of Tenant's Proportionate Share of such estimate multiplied by the number of months during the Term that have elapsed in such fiscal year to the date of such payment, minus payments of estimated Operating Cost Rent previously paid for said period. Thereafter on the first day of each month, Tenant shall pay monthly until a new estimate is applicable, one-twelfth (1/12th) of Tenant's Proportionate Share of the estimated Operating Costs.

     (2) Correction of Operating Cost Rent. As soon as reasonably possible after the end of each fiscal year, Landlord shall deliver to Tenant a notice (the "Operating Cost Report") setting forth (a) the actual Operating Costs for the preceding fiscal year, (b) the amount of Operating Cost Rent due to Landlord for such fiscal year, and (c) the amount of Operating Cost Rent paid by the Tenant for such fiscal year. Within thirty (30) days after such report, Tenant shall pay to Landlord the amount of any additional Operating Cost Rent due for the preceding fiscal year (or a prorated portion thereof if this Lease was not in effect for the entire fiscal year). If Tenant's payments of Operating Cost Rent exceed the amount due Landlord for the fiscal year in question, Landlord shall promptly either refund any such amount to Tenant or apply any such amount as a credit against Tenant's other obligations under this Lease. Unless Tenant takes written exception to any item within thirty (30) days after the furnishing of the Operating Cost Report, such report shall be considered as final and accepted by Tenant.

     C. Definitions.

     (1) Operating Costs. "Operating Costs" shall mean the sum of the Taxes and Expenses for the Project, determined in accordance with sound accounting and management practices as follows:

          (a) Taxes. "Taxes" shall mean all taxes, assessments and other governmental charges, general and special, ordinary and extraordinary, of any kind and nature whatsoever, including, without limitation, assessments for public improvements or benefits, imposed by any lawful authority upon the Project or payable by Landlord in connection with the ownership, leasing, renting, management, control or operation of the Project. Taxes shall include, without limitation, real estate taxes, personal property taxes, sewer rents, assessments (special or otherwise), transit taxes, ad valorem taxes, and any new or increased taxes, assessments or charges which are in place of or arise out of any changes in current Taxes. Taxes shall also include all reasonable fees and expenses incurred to contest, determine or reduce any Taxes; and if a refund is obtained, Landlord shall promptly either pay to Tenant or apply as a credit against Tenant's other obligations under this Lease a portion of the refund based on the percentage of the original Taxes paid by Tenant from which the refund was derived. Landlord shall have the exclusive right to contest, petition for review, or otherwise seek a reduction in Taxes. If at any time during the Term, a federal, state or local tax, excise or surcharge on rents or income or other tax however described (herein called "Rent Tax") is levied or assessed on account of the rents hereunder or the interest of Landlord under this Lease, such Rent Tax shall be included in Taxes. Taxes shall not include any net income, capital stock, succession, transfer, franchise, gift, estate or inheritance taxes, unless the same shall be imposed in place of all or any portion of Taxes.

     The Taxes for any given fiscal year shall be the amount of Taxes payable during such fiscal ear, even though levied or assessed for a different fiscal year, provided, that in the case of special assessments which may be paid in installments, only the installment, plus any interest, payable during the fiscal year shall be included in Taxes. Tenant shall be solely responsible for any taxes on its personal property and trade fixtures used in connection with the Premises.

          (b) Expenses. "Expenses" shall mean all expenses, costs and disbursements (other than Taxes) of every kind and nature, paid or incurred by or on behalf of Landlord in connection with the ownership, management, maintenance, operation and repair of all or any part of the Project. Expenses shall not include (1) costs of alterations of tenant premises; (2) costs of capital improvements, except for a reasonable amortization plus interest expense for any capital improvement, which are made to reduce Expenses, or for emergency, labor-saving, security or property protection equipment and systems, or to comply with all governmental laws, ordinances, regulations or orders applicable to the Project from time to time; (3) depreciation, except as permitted in the preceding Subsection; (4) interest and principal payments on mortgages, any rental payments on any ground or other underlying leases and other debt costs, if any; (5) real estate brokers' leasing commissions, and (6) any cost or expenditure for which Landlord is reimbursed, whether by tenants, insurance proceeds or otherwise (excluding Operating Cost Rent).

If the Project is not fully occupied at any time during any fiscal year, Landlord may reasonably adjust the Operating Costs which vary with occupancy in the Project for such fiscal ear, employing sound accounting and management principles, to the amount of Operating Costs that would have been incurred had the Project been fully occupied for the entire fiscal year. If during any fiscal year a tenant performs any service (the cost of which would constitute an Operating Cost) in lieu of Landlord furnishing the service, Landlord may reasonably adjust the Operating Costs for such fiscal year to the amount which would have been incurred if Landlord had furnished such service.

     (2) Fiscal Year. "Fiscal year" shall mean any twelve (12) month period (including, without limitation, the calendar year) which Landlord may from time to time select as the fiscal

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year of the Project; provided, that in case Landlord changes such fiscal year, the fiscal years before and after the change may contain less than twelve (12) months.

     (3) Tenant's Proportionate Share. "Tenant's Proportionate Share" shall mean the percentage obtained by dividing the rentable square feet in the Premises by the rentable square feet in the Project, each as reasonably determined by Landlord.

     D. Rules of Interpretation and Computation of Base Rent and Rent
Adjustments.

     (1) If the Term commences or terminates on other than the first or last day of a month, the Base Rent and Operating Cost Rent for such month shall be prorated based upon the number of days of the Term falling within such month and shall be paid in advance. If the Term of this Lease commences on any day other than the first day of the designated fiscal year, or if the Term of this Lease ends on any day other than the last day of the designated fiscal year, any Operating Cost Rent due to Landlord with respect to such fiscal year shall be prorated based on the number of days in the Term falling within such fiscal year. Tenant's covenants to pay Rent shall be independent of every other covenant set forth in this Lease. If Tenant is in default under this Lease, Tenant shall not be entitled to any refund otherwise due hereunder until all such defaults are cured.

     (2) If Tenant fails to pay any Base Rent, Operating Cost Rent or Additional Rent within five (5) days from the date due, Tenant shall pay to Landlord a late charge in the amount of five percent (5%) of such sum to help defray Landlord's additional administrative costs. In addition, any sum due from Tenant to Landlord not paid within five (5) days from the date due shall bear interest from the date due until the date paid at an annual rate equal to the lesser of
(a) the highest lawful rate, or (b)/1/. The payment of such late charge or interest shall not excuse or cure any default of Tenant under this Lease, or limit any right or remedy of Landlord./2/

     (3) If changes are made to the number of rentable square feet in the Premises or in the Project, Tenant's Proportionate Share shall be appropriately adjusted and the computations of rent shall be appropriately adjusted upon written notice to Tenant so as to take into account the different Tenant's Proportionate Share figures applicable during each portion of the applicable fiscal year.

     (4) Landlord shall, in its reasonable discretion and consistent with the provisions of this Lease, determine from time to time the method of computing Operating Costs, the allocation of Operating Costs among the various parts and types of space within the Project and the allocation of Operating Costs relating to more than one fiscal year.

--------
1/ a variable annual rate equal to two percent (2%) over the rate publicly announced in the Wall Street Journal from time to time as the "Prime Rate," with each change in the interest rate to become effective on the date the corresponding change in the Wall Street Journal Prime Rate becomes effective.

2/   See Exhibit E, Section 28.

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

     (5) Landlord's and Tenant's obligations under this Section 2 shall survive the expiration or termination of this Lease.

     3. CONDITION, POSSESSION AND SURRENDER OF PREMISES.

     A. Landlord shall make the improvements to the Premises, if any, as provided in Exhibit C. Except as otherwise provided in this Lease, Landlord is leasing the Premises to Tenant "as is," without any representations or warranties of any kind (including, without limitation, any express or implied warranties of fitness or habitability) and without any obligation on the part of the Landlord to alter, remodel, improve, repair, decorate or clean the Premises, the Project or any part thereof.

     B. If Landlord is unable to deliver possession of the Premises by the Commencement Date set forth on the Schedule because construction has not been substantially completed, or due to a holding over by a prior tenant, or for any other reason beyond Landlord's control (except Tenant's default hereunder or Tenant Delay as provided in Exhibit C), then the Commencement Date and Tenant's obligation for payment of Rent shall be postponed until the date on which Landlord delivers possession of the Premises; Landlord shall not be liable for any loss, damage or expense arising in any manner from any such delay; this Lease shall remain in effect during the period of any delay; the Term shall be automatically extended to include the same number of full calendar months set forth on the Schedule after the Commencement Date, plus, if the Commencement Date is not the first day of a calendar month, the partial month in which the Commencement Date occurs; and the Termination Date shall be the last day of the final calendar month of the Term as so extended.

     C. Except as otherwise provided in this Lease, Tenant's taking possession of the Premises or any portion thereof shall be conclusive evidence that the Premises or such portion were then in good order, repair and satisfactory condition. If Landlord permits Tenant to take possession of all or any part of the Premises prior to the Commencement Date, all of the terms of this Lease, except where clearly inappropriate, shall apply to and shall control such pre-term occupancy. Rent for such pre-term occupancy shall be paid before taking possession and on the first day of each calendar month thereafter at the rate set forth in Section 2A hereof, prorated on a per diem basis for any fractional month.

     D. During the Term of this Lease, Tenant shall maintain the Premises in as good condition as when Tenant took possession (or as completed after possession, if applicable), except for ordinary wear and as otherwise provided in this Lease. At the expiration or termination of this Lease, Tenant shall, subject to Sections 3E and 3F below, return the Premises to Landlord broom clean and in good condition as described in the immediately preceding sentence.

     E. Unless otherwise agreed in a writing signed by Landlord, all Work (as defined in Section 5A. including, without limitation, partitions, hardware, floor coverings, ceilings, wiring, telephone, communications and computer cabling, light fixtures and other fixtures, but excluding trade fixtures, movable partitions and personal property belonging to Tenant) in or upon the Premises, whether installed by Landlord or Tenant, shall be surrendered with the Premises at the expiration or termination of this Lease and shall become Landlord's property without compensation to Tenant; provided, that if prior to any such expiration or termination of this Lease, or within ten (10) days thereafter, Landlord so directs by written notice, Tenant shall promptly remove any Work installed in or upon the Premises by or for Tenant and designated in such notice, and repair any damage to the Premises caused by such removal.

     F. Tenant shall also- remove its trade fixtures and personal property from the Premises prior to the end of the Term, or within ten (10) days following the early termination of this Lease or Tenant's right of possession; and if Tenant does not remove such property, Landlord may, at Tenant's expense, remove, store, destroy or otherwise dispose of all or any part thereof in any manner that Landlord shall choose without incurring liability to Tenant or to any other person, and Tenant shall pay to Landlord, upon demand, all reasonable expenses incurred in taking, any of such actions. The failure of Tenant to remove all such property from the Premises and the Project shall forever bar Tenant from bringing any action or asserting any liability against Landlord with respect to any such property.

     G. /3/Landlord's and Tenant's obligations under this Section 3 shall survive the expiration or termination of this Lease.

     4. PROJECT SERVICES.

     A. Services. So long as Tenant is not in default hereunder, Landlord shall furnish the following services to the Tenant without charge except for Operating Cost Rent and as otherwise specifically provided herein:

          (1) Heat and air conditioning to provide a temperature required, in Landlord's reasonable judgment, for comfortable occupancy of the Premises under normal business operations from 8:00 a.m. to 6:00 p.m. Monday through Friday and from 8:00 a.m. to 1:00 p.m. Saturdays, holidays excepted ("Operating Hours").

          (2) Non-exclusive passenger elevator service to the Premises at all times (provided Landlord may limit the elevators in operation during non-Operating Hours), and non-exclusive freight elevator service as scheduled by Landlord.

          (3) Electrical facilities to provide sufficient power for normal lighting and small business office equipment (but not equipment using amounts of power disproportionate to that used by other tenants in the Project) during Operating Hours. If the installation of any equipment requires additional electrical or air

--------
3/   Landlord's and
          conditioning capacity above the Building standard system, then the additional installation, metering and operating costs shall be paid by Tenant to Landlord as Additional Rent. Landlord shall replace Building standard lamps, bulbs, ballasts or starters in the Premises as required by normal usage.

          (4) Hot and cold municipal water at those points of supply provided for the general use of tenants in the Project.

          (5) Janitorial and customary cleaning services nightly in the Premises, except Saturdays, Sundays and holidays; and window washing for exterior windows at intervals reasonably determined by Landlord.

     B. Additional Services. Except as specifically provided in this Lease, Landlord shall not be obligated to furnish any additional services or to furnish services at other times. If Landlord provides additional services at Tenant's request, Tenant shall pay for such additional services at Landlord's then prevailing rates as Additional Rent. If Landlord from time to time reasonably determines that the use of any utility or service in the Premises is disproportionate to the use of other tenants, Landlord may separately charge Tenant for the excess costs attributable to such disproportionate use and may install metering devices at Tenant's expense, which amounts shall be due from Tenant as Additional Rent.

     C. Interruption of Service. Landlord does not warrant that any service will be free from interruptions, failures or defects caused by labor controversies, accidents, inability to obtain utilities, fuel, steam, water or supplies, governmental regulations or other causes beyond the reasonable control of the Landlord, or repairs, alterations, replacements or improvements to the Project or its systems. Landlord shall use reasonable diligence to remedy any interruption or failure of or defect in such services after notice from Tenant, but no such interruption or failure of or defect in any service shall be deemed an eviction or disturbance of Tenant's use and possession of the Premises or any part thereof, or render Landlord liable to Tenant for any loss, expense or damage, by abatement of Rent or otherwise, or relieve Tenant from performance of Tenant's obligations under this Lease.

     D. Keys and Locks. Landlord shall furnish Tenant with two (2) keys or access cards ("keys") for each corridor door entering the Premises and any applicable access system for the Project, and additional keys ordered by Tenant will be furnished by Landlord at Tenant's expense. All such keys shall remain the property of Landlord; provided, that Tenant shall be solely responsible for monitoring distribution and use of keys furnished to Tenant. No additional locks shall be allowed on any door of the Premises without Landlord's written consent. Upon termination of this Lease, Tenant shall surrender to Landlord all keys to any locks on doors entering or within the Premises or the Project, and shall give to Landlord the combination for all locks for safes and vaults, if any, left in the Premises.

     5. ALTERATIONS AND REPAIRS.

     A. Tenant shall not make or permit any interior or exterior alterations, additions, improvements or changes, structural or otherwise, to the Premises or the Project, nor make any installations which may require any change to the heating, ventilating, air conditioning, electrical or plumbing systems of the Project (collectively, "Work") without obtaining the prior written consent of Landlord in each instance. As a condition to granting its consent, Landlord may impose reasonable requirements, including, without limitation, requirements as to the manner and time for the performance of any Work, the M>-- and amount of insurance, bonds and security for payment Tenant must provide, the plans and specifications relating to the Work, the contractors performing the Work, the contracts and building permits relating to the Work, the activities being undertaken within the Project relating to the Work, and the removal of the Work at the expiration or termination of this Lease. Landlord shall be reimbursed by Tenant for all reasonable costs incurred in connection with its review and supervision of the Work. In no event will such supervision or right to supervise by Landlord, nor any approvals given by Landlord under this Lease, constitute any warranty by Landlord' to Tenant of the adequacy of the design, workmanship or quality of any Work or materials for Tenant's intended use or otherwise, or impose any liability upon Landlord in connection with the performance of such Work. All Work shall be performed in a good and workmanlike manner and in full compliance with applicable laws, ordinances and regulations, and all insurance requirements.

     B. Tenant shall promptly pay all contractors and materialmen for the Work and furnish Landlord with sworn construction statements and lien waivers upon request of Landlord. Any mechanic's lien filed against the Premises or the Project for Work or materials furnished or claimed to have been furnished in connection with the Work or to Tenant shall be released and discharged by Tenant, by bond or otherwise, within ten (10) days after the filing of such lien at Tenant's sole expense. Tenant agrees to indemnify, hold harmless and defend Landlord, its agents and employees, the Premises, the Building and the Project from any loss, damage or expense, including reasonable attorney's fees, arising out of any lien claim or other claim relating to any Work. Nothing contained in this Lease shall be construed as a consent by Landlord so as to subject the Landlord's interest in the Premises to any lien or liability under applicable mechanic's lien laws.

     C. Landlord shall maintain and repair the foundations, exterior walls, structural portions, roof and common areas of the Project, and the heating, air conditioning, ventilating, electrical, elevator and plumbing systems serving the Project (except improvements or fixtures in or primarily serving the Premises) in good condition, ordinary wear excepted; provided that: (1) Landlord's obligations shall be subject to the provisions of this Lease concerning casualty loss and condemnation, and the cost of such repairs shall be included in Operating Costs subject to the terms and conditions of Section 2; (2) Tenant shall promptly at its expense repair all damage to the Premises or the Project caused by Tenant or any of its employees, agents or invitees, by Tenant's failure to comply with or perform any of Tenant's obligations under this Lease, or by the installation, operation or removal of Tenant's improvements or fixtures; and (3) Landlord shall use reasonable diligence in carrying out its obligations under this Section, but shall not be liable under any circumstances for any loss, expense or damage for any failure to do so, by abatement of Rent or otherwise, nor shall the same constitute an eviction of Tenant or relieve Tenant from performance of Tenant's obligations under this Lease.

     D. Except for ordinary wear and as otherwise provided in this Lease, Tenant shall at its expense maintain and repair the Premises, all improvements and fixtures in or primarily serving the Premises, and all of Tenant's trade fixtures and personal property at the Premises in good condition. If due to Tenant's use of the Premises, alterations or improvements to the Premises or the Project are necessary to comply with any present or future governmental laws, ordinances or regulations or requirements of insurance carriers, Tenant shall at its expense promptly perform such alterations or improvements in compliance with this Section 5. If Tenant fails to perform any obligation under this Section 5, then on not less than ten (10) days' notice to Tenant (or immediately if an emergency), Landlord may enter the Premises and perform such obligations, and Tenant shall pay Landlord, upon demand, the cost thereof as Additional Rent.

     6. USE OF PREMISES.

     A. The Premises shall be occupied and used by Tenant only for Tenant's Permitted Use as set forth on the Schedule, and for no other purpose. Without limiting the generality of the foregoing, no use shall be made of the Premises nor acts done which are unlawful, unsafe, create a nuisance, unreasonably interfere with the operation of the Project, or which will increase the existing rate of insurance upon the Project or cause a cancellation of any insurance policy covering the Project or any part thereof or require additional insurance coverage. Tenant shall not permit to be kept, used or sold in or about the Premises any article which may be prohibited by Landlord's insurance policies. If Tenant's particular use of the Premises causes the rate of fire or other insurance on the Premises to be increased beyond the rate otherwise applicable to the Premises, Tenant shall pay the amount of any such increase.

     B. Tenant shall not install, use, generate, store, release or dispose of any Hazardous Materials in or about the Premises or the Project, nor cause or permit Tenant Parties or others to do so, except immaterial quantities of ordinary janitorial and office products customarily used by tenants in office business operations so long as such products are properly used, stored and disposed of in accordance with all Environmental Laws and the highest prevailing industry standards. Tenant shall at its expense comply with all Environmental Laws affecting its use of the, Premises and shall immediately give Landlord written notice of any communication from any governmental agency regarding the application of any Environmental Laws to the Premises or Tenant's use of the Premises. Tenant shall indemnify, defend and hold harmless Landlord and its officers, employees, agents and lenders from and against any loss, claim, damage or expense, including, without limitation, all testing, enforcement, cleanup and remedial costs and reasonable attorney's fees, arising by reason of the presence in or about the Premises or the Project of any Hazardous Materials as a result of or in connection with any act or omission of Tenant or Tenant Parties or the breach of this Lease or any Environmental Laws by Tenant or Tenant Parties, regardless of whether Landlord has approved the activity. As used herein, "Hazardous Materials' means any hazardous substance, hazardous material, hazardous waste, pollutant, toxic material, or contaminant, defined or regulated under any Environmental Laws (including, without limitation, petroleum, asbestos, PCBs and any substance or material which may be hazardous to human health, safety or the environment); "Environmental Laws" means all present or future federal, state, and local laws, statutes, ordinances, regulations, rules, guidelines, orders, decisions, decrees, or other requirements of any governmental agency or authority pertaining to the regulation or protection of human health, safety or the environment; and "Tenant Parties" means Tenant's principals, officers, agents, employees, contractors, invitees, subtenants or assignees. Tenant's obligations under this Section 6B shall survive the expiration or termination of this Lease.

     7. PROJECT RULES AND GOVERNMENTAL REGULATIONS. Tenant shall at its expense comply with all applicable governmental laws, ordinances and regulations concerning its use of the Premises. Tenant shall also comply with all reasonable rules and regulations adopted from time to time by Landlord pertaining to the operation and management of the Project. If any rules and regulations are contrary to the term of this Lease, the terms of this lease shall prevail. The present rules are contained in Exhibit D. The violation of the Project rules or the laws or regulations governing Tenant's use of the Premises shall be a default under this Lease allowing Landlord all remedies for default set forth under Section 11 of this Lease. Landlord shall not be responsible to Tenant for violation of the rules or regulations, or the terms of this Lease or any other lease in the Project, by another tenant, nor shall failure to obey the same by others relieve Tenant from its obligations to comply therewith.

     8. CLAIMS; INSURANCE; LIABILITY.

     A. To the fullest extent permitted by law, Tenant waives all claims it may have against Landlord, its officers, directors, agents or employees for damage to person or property sustained by Tenant or by any occupant of the Premises or the Project, or any other person, occurring in or about the Premises or the Project, resulting from the Premises or the Project or any part of said Premises or Project becoming out of repair or resulting from any existing or future condition, defect, matter or thing in the Premises, the Project or any part of it, or from equipment or appurtenances therein, or from the action of the elements, or from any security or lack thereof, or any criminal or intentional misconduct of third parties, or any accident within or adjacent to the Premises or Project, or resulting directly or indirectly from any act or omission of Landlord or any occupant of the Premises or Project or any other person while on the Premises or the Project. This Section 8A shall include, without limitation, damage caused by water, snow, frost, steam, excessive or inadequate heat or cooling, sewers, gas, odors or noise, the bursting or leaking of pipes or plumbing fixtures, broken glass, sprinkling or air conditioning devices or equipment, or flooding. All property on the Project or in the Premises belonging to the Tenant, its agents, employees, contractors or invitees or to any occupant of the Premises shall be there at the risk of the Tenant or such other person only, and Landlord shall not be liable for damage thereto or theft, misappropriation or loss thereof. Notwithstanding anything contained in this

Section 8A to the contrary, no agreement of Tenant in this Section 8A shall be deemed to exempt Landlord from liability for injury to persons or damage to property caused by or resulting from the gross negligence or willful misconduct of Landlord, its agents or employees in the operation or maintenance of the Premises or the Project or to any extent prohibited by law.

     B. Landlord and Tenant each hereby waive all claims of recovery from the other party for loss or damage to any of its property to the extent the loss or damage is covered by valid and collectable fire and extended coverage insurance policies or would be covered by the insurance required under Section 8C(2), and each party agrees to have its insurance policies endorsed to provide for a waiver of subrogation by the insurance carrier, if necessary to prevent the invalidation of such insurance coverage.

     C. At all times during the Term of this Lease, Tenant shall at its expense maintain in effect insurance protecting Tenant and Landlord and their respective agents and employees, and any other parties designated by Landlord from time to time, with terms, coverages and in companies at all times reasonably satisfactory to Landlord and with such increases in limits as Landlord may, from time to time, request. Initially, such coverage shall be in the following amounts:

          (1) Commercial general liability insurance (including coverage for bodily injury, broad form property damage, personal injury, broad form contractual liability applying to this Lease, independent contractors, and products and completed operations) with limits of not less than Two Million Dollars ($2,000,000) combined single limit per occurrence for Bodily Injury, Death and Property Damage, and umbrella coverage of not less than Two Million Dollars ($2,000,000), naming Landlord, any Mortgagees or Lessees (as hereafter defined) and its management company as additional insureds.

          (2) Insurance against "All Risks" of physical loss for the full replacement cost of all tenant improvements and Work, if any, made by Tenant or at Tenant's expense, and all equipment, furniture, trade fixtures, merchandise and other items of Tenant's property on the Premises.

     D. Tenant shall, prior to the commencement of the Term hereof and prior to the expiration of any policy, furnish Landlord certificates evidencing that all required insurance is in force and providing that such insurance may not be canceled or changed without at least thirty (30) days' prior written notice to Landlord and Tenant (unless such cancellation is due to nonpayment of premiums, in which event ten (10) days' prior written notice shall be provided).

     E. Except to the extent caused by the gross negligence or willful misconduct of Landlord, Tenant hereby agrees to indemnify, defend and hold harmless Landlord and its officers, directors, agents and employees against any claims or liability for damage to person or property (or for loss or, misappropriation of property) occurring in or about the Premises, arising from Tenant's occupancy of the Premises, from any breach or default on the part of Tenant during the Term of this Lease or from any act or omission of Tenant or of any employee, agent, invitee or contractor of Tenant, and from any costs relating thereto (including, without limitation, reasonable attorneys' fees). Tenant's obligations under this Section 8E shall survive the termination or expiration of this Lease.

     9. FIRE AND OTHER CASUALTY.

     A. In the event that (1) the Premises are made substantially untenantable by fire or other casualty, and Landlord shall decide not to restore or repair the same, or (2) the Building or the Project is so damaged by fire or other casualty that Landlord shall decide to demolish or not rebuild the Building, then, in either of such events, either Landlord or Tenant shall have the right to terminate this Lease by notice to the other within ninety (90) days after the date of such fire or other casualty.

     B. If the Premises or the Building are made untenantable by fire or other casualty, and this Lease is not terminated pursuant to Sections 9A or 9C, Landlord shall, to the extent permitted by any mortgages or ground leases with respect to the Project, immediately take such action as is necessary to make applicable insurance proceeds available and to use the same to reconstruct, repair and restore the Building and the Premises, subject to zoning laws and building codes then in effect, and including only tenant improvements constructed at Landlord's expense, or, if any portion of the Premises has been leased on an "as is" basis, including only improvements similar to those located in such portion of the Premises on the Commencement Date or the date on which such portion was added to the Premises, if later than the Commencement Date (herein, the improvements Landlord is required to make are called the "Required Improvements"). At Landlord's option, Tenant may be permitted or required to devote the proceeds of its insurance described in Section 8C(2) to cause restoration of tenant improvements and the Premises over and above the Required Improvements, and pay for the same to Landlord or through Landlord as if newly done pursuant to Section 5 of this Lease. In the event a fire or other casualty occurs and both Landlord and Tenant are insured, it is agreed that the coverage of the Landlord shall be primary and that Landlord's recovery in no event shall be reduced by any insurance recovery to Tenant. In no event shall Landlord have any liability to Tenant by reason of any damage to or interference with the Premises, the Project, or Tenant's business, improvements or property arising from fire or other casualty, however caused, or any resulting repairs.

     C. Notwithstanding anything in this Section 9 to the contrary, if all or any portion of the Premises shall be made untenantable by fire or other casualty, Landlord shall with reasonable promptness, cause an architect selected by Landlord to estimate the amount of time required to substantially complete repair and restoration of the Premises and make the premises tenantable again using standard working methods. If the estimate indicates that the Premises cannot be made tenantable within nine (9) months from the date the fire or casualty occurred, either party shall have the right to terminate this Lease by giving to the other notice of such election within ten (10) days after its receipt of the architect's certificate. If the estimate of the architect indicates that the Premises can be made tenantable within such nine (9) months and neither party terminates Section 9A, or if neither party terminates this Lease pursuant to this Section 9C, Landlord shall proceed with reasonable promptness to repair and restore the Premises pursuant to Section 9B, provided that if the estimate of the architect indicates that the Premises can be made tenantable within such nine (9) months, and if Landlord does not repair and restore the Premises within such nine (9) month period, which period shall be extended to the extent of any Reconstruction Delays, then Tenant may terminate this Lease upon fifteen (15) days' prior written notice to Landlord (except that if the Premises are repaired and restored before the date specified in Tenant's notice, this Lease shall not terminate and shall continue in effect). For purposes of this Lease, the term "Reconstruction Delays" shall mean: (1) any delays caused by the insurance adjustment process, (2) any delays caused by Tenant, and (3) any delays caused by events beyond Landlord's reasonable control.

     D. In the event that this Lease is terminated pursuant to Section 9A or
Section 9C above, Base Rent and Operating Cost Rent shall be apportioned on a per them basis and paid to the date of the fire or other casualty. In the event that such fire or casualty renders all or any portion of the Premises untenantable and this Lease is not terminated pursuant to Section 9A or Section 9C, then subject to the last sentence of this Section 9D, the Base Rent and Operating Cost Rent provided for in this Lease shall abate on a per them basis during the period of repair and restoration until the Premises are tenantable again, and the abatement shall be in an amount bearing the same ratio to the total amount of such Rent due for such period as the untenantable portion of the Premises from time to time bears to the entire Premises. Any provision hereof notwithstanding, Tenant's Rent shall not abate if the negligence of Tenant, or its agents or employees, was the cause of the fire or other casualty.

     10. RIGHTS RESERVED TO THE LANDLORD. Landlord reserves the following rights, exercisable without notice to Tenant except as otherwise expressly provided herein, and without liability to Tenant for damage or injury to property, person or business (all such claims being hereby released, except to the extent they are caused by Landlord's gross negligence or willful misconduct), and without effecting an eviction or disturbance of Tenant's use or possession or giving rise to any claim for offsets, or abatements of Rent or affecting any of Tenant's obligations under this Lease:

     A. Name: To change the Project's name or street address.

     B. Signs: To install, affix and maintain any and all signs on the exterior and interior of the Building and to prescribe the location and style of all signs visible from the exterior of the Building or from within its lobbies or common corridors.

     C. Windows/Design: To designate and approve, prior to installation, all types of window shades, blinds, drapes, awnings, window ventilators and other similar equipment; to control all the internal lighting that may be visible from the exterior of the Building; and to approve the design, arrangement, style, color and general appearance of any portion of the Premises (Including, without limitation, furniture, fixtures, art work, wall coverings, carpet and decorations) which is visible from the common areas or from the exterior of the Building, and all changes or additions thereto.

     D. Service Contracts: To designate all sources furnishing sign painting and lettering, ice and drinking water, towels, toilet supplies, beverages, food service, or other services on the Premises, provided that the rates for such services as are designated by Landlord are reasonably competitive with rates charged therefor in the Minneapolis-St. Paul metropolitan area. No vending or dispensing machines of any kind shall be placed in or about the Premises without the prior written consent of Landlord.

     E. Keys: To retain at all times, and to use for purposes authorized in this Lease, passkeys to the Premises and keys to all locks for doors within and into the Premises.

     F. Access for Repairs, etc.: Upon reasonable prior notice to Tenant (except in an emergency), to have access to the Premises to perform its duties and obligations under this Lease and to inspect the Premises, make repairs, alterations, additions or improvements, whether structural or otherwise, in and about the Premises, the Project or any part thereof as set forth in various Sections of this Lease including, without limitation, Section 5 and Section 10M.

     G. Occupancy: To decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy at any time after Tenant vacates or abandons the Premises. Such acts of Landlord shall not relieve Tenant of its obligation to pay Rent to the Termination Date.

     H. Rights to Conduct Businesses: To grant to anyone the exclusive right to conduct any business or render any service in the Project provided such exclusive right shall not operate to exclude Tenant's Permitted Use as set forth on the Schedule.

     I. Heavy Equipment: To approve the weight, size or location of safes and other heavy equipment and articles in and about the Premises and the Project and to require all such items and furniture to be moved into and out of the Building or anywhere else in the Project and the Premises only at such times and in such manner as Landlord shall direct in writing. Movement of Tenant's property into or out of the Project and within the Project is entirely at the risk and responsibility of Tenant.

     J. Show Premises: To show the Premises to prospective tenants or brokers during the last twelve ( 12) months of the Term of this Lease or of any extension thereof or to show the Premises to prospective purchasers at all reasonable times, provided prior reasonable notice is given to Tenant in each case and Tenant's use and occupancy of the Premises shall not materially be inconvenienced by any such action of Landlord.

     K. Close Project: To restrict access to the Project during such hours as Landlord shall from time to time reasonably determine and on holidays, subject, however, to Tenant's right to admittance at all times under such regulations as Landlord may prescribe from time to time which ma include, by way of example but not of limitation, that persons entering or leaving the Project identify themselves to a security guard by registration or otherwise and that said persons establish their right to enter or leave the Project. In case of an emergency, Landlord may restrict or prevent access to the Project, or otherwise take such actions as deemed necessary by Landlord for the safety of tenants or other occupants of the Building or the protection of the Project.

     L. Substitution of Space: At any time hereafter, Landlord may relocate all or part of the Premises to another area in the Project (herein referred to as the "new premises"), provided, that: (1) the new premises shall be substantially similar to the Premises in area and suitable for the use which Tenant had made of the old Premises; (2) if the Premises are being improved pursuant to the provisions of Exhibit C, Landlord will pay the costs of improving the new premises so they are substantially similar to the old Premises; and (3) Landlord shall pay all of Tenant's reasonable moving costs. Tenant shall cooperate with Landlord in all reasonable ways to facilitate the move to the new premises including, by way of example but not of limitation, designating locations to move furniture and equipment, supervising moving of files or fragile equipment, designating location of telephone outlets, and listing color of paint and of flooring desired in the new premises. If Landlord exercises its right under this Section, the new premises shall thereafter be deemed for all purposes of this Lease as the Premises./4/

     M. Repairs and Alterations: At any time Landlord may make repairs, alterations, additions, decorations or improvements, structural or otherwise, in or to the Project or any part thereof, including the Premises, and perform any acts required or permitted hereunder, or related to the safety, protection, preservation or improvement of the Project or the Premises, and during, such operations Landlord shall have the right to take into and through the Premises or any part of the Project all material and equipment required and to close and temporarily suspend operation of entrances, doors, corridors, elevators and other facilities, and to have access to and open all ceilings, without liability to Tenant by reason of interference, inconvenience, annoyance or loss of business; provided, that Landlord shall not interfere with Tenant's use of the Premises any more than is reasonably necessary under the circumstances. Landlord shall do any such work during ordinary business hours, and Tenant shall pay Landlord for overtime and for any other expenses incurred if such work is done during other hours at Tenant's request. Landlord may do or permit any work to be done upon or along and any use of, any adjacent or nearby building, land, street, alley or way.

     N. Lock Box Agent: Landlord may from time to time designate a bank or other lock box agent for the collection of amounts due Landlord. The date of any payment to such agent shall be the date of such agent's receipt of the payment (subject to actual collection of any check); provided, that for purposes of this Lease, no such payment or collection shall be deemed

--------
4/   See Exhibit E, Section 29.

"accepted" by Landlord if Landlord mails a check in such amount to Tenant at the address set forth on the Schedule within a reasonable period after such receipt or collection. The mailing of such payment to Tenant shall be deemed to be a rejection of Tenant's tender of such payment for all purposes as of the date of the lock box agent's receipt or collection of such payment, without thereby waiving any default or any right or remedy of Landlord.

     O. Other Rights: All other rights accruing to Landlord by operation of law or reserved specifically or by inference by the Landlord pursuant to the provisions of this Lease.

     11. DEFAULT AND LANDLORD'S REMEDIES.

     A. Defaults. The occurrence of any of the following shall constitute a default hereunder:

     (1) If Tenant defaults in the payment of Rent (whether Base Rent, Operating Cost Rent or Additional Rent) or any other sum required to be paid by this Lease; provided, that Landlord shall not be entitled to exercise its remedies set forth herein or at law or in equity with respect to such default unless such default continues for a period of ten (10) days after the due date./5/

     (2) If Tenant defaults in the prompt and full performance or observance of any of Tenant's obligations or agreements as provided in this Lease (except those specified in Subsections (1), (3), and (4) of this Section I IA) or in any other agreement between Landlord and Tenant; provided, that Landlord shall not be entitled to exercise its remedies set forth herein or at law or in equity with respect to such default, (a) if such default is cured within ten (10) days after written notice to Tenant (or immediately upon written notice if the default involves a hazardous condition), or (b) with respect to a non-hazardous default which is curable but cannot reasonably be cured within ten (10) days, if Tenant immediately commences to cure and diligently proceeds to complete the cure of such default within a reasonable time period which shall in no event extend beyond thirty (30) days after written notice to Tenant;

     (3) If Tenant abandons or vacates the Premises during the Term; or

     (4) If the leasehold interest of Tenant is levied upon under execution or is attached under process of law which levy or attachment continues for a period of thirty (30) days; or if Tenant becomes insolvent or bankrupt or shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts or shall make an assignment for the benefit of creditors; or if any proceeding or other action shall be filed by or against Tenant seeking reorganization, arrangement, adjustment. liquidation, dissolution or composition of Tenant or its debts under any law relating to bankruptcy, insolvency or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or any substantial part

--------
5/   See Exhibit E, Section 30.

of its property (provided, that no such proceeding or action shall constitute a default under this Lease if Tenant shall vigorously contest the same by appropriate proceedings and the same shall be vacated or dismissed within thirty
(30) days after the date of filing); or if Tenant is a corporation, partnership or other entity, Tenant shall be dissolved, liquidated or otherwise cease to exist.

     B. Landlord's Remedies.

     (1) Upon the occurrence of any one or more defaults by Tenant. Landlord may elect, at any time thereafter by written notice to Tenant, to terminate this Lease and Tenant's right to the Premises as of the date set forth in the notice or, without terminating this Lease, to terminate Tenant's right to possession of the Premises as of the date set forth in the notice. Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises and deliver possession thereof to Landlord, and Tenant hereby authorizes Landlord to enter into and upon the Premises with or without process of law, and to repossess the Premises and to remove Tenant and all occupants and property therefrom using such force as may be necessary without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without relinquishing Landlord's rights to Rent and/or damages for the balance of the Term or any other right given to Landlord hereunder or by law or in equity. Landlord may enforce its rights under this Lease in one action or in separate actions from time to time. Except as otherwise provided in this Section 11, Tenant expressly waives the service of any notice of intention to terminate this Lease or to reenter the Premises, any demand for payment of Rent or possession, all present or future redemption rights, and any other notice or demand. Landlord and Tenant each hereby waive trial by jury in any action, proceeding or counterclaim brought by either party against the other on all matters arising out of this Lease, Tenant's use or occupancy of the Premises, or for recovery of the Premises or eviction. Tenant agrees not to interpose any counterclaims (other than compulsory counterclaims) in any proceeding for recovery of the Premises.

     (2) If Landlord elects to terminate Tenant's right to possession only without terminating the Lease, Landlord may at Landlord's option enter into the Premises and take and hold possession thereof as set forth in Section 11 B(l) without such entry and possession terminating the Lease or releasing Tenant, in whole or in part, from Tenant's obligation to pay the Rent hereunder for the full Term, and, at Landlord's option, the aggregate amount of the Base Rent and Operating Cost Rent (based upon the amount thereof for the calendar month immediately preceding the month in which the default has occurred) for the period from the date stated in the written notice terminating possession to the stated end of the Term shall be immediately due and payable by Tenant to Landlord, together with any other monies due hereunder, and Landlord shall have right to immediate recovery of all such amounts. In addition, Landlord shall have the right from time to time, to recover from Tenant, and Tenant shall remain liable for, all Rent not theretofore accelerated and paid pursuant to the foregoing sentence and any other sums thereafter accruing as they become due under this Lease during the period from the date stated in the notice terminating possession to the stated end of the Term. Upon and after entry into possession without termination of the Lease, subject to Landlord's right to first rent other vacant areas in the Project, Landlord may relet the Premises or any part thereof for such Rent, for such time (which may be a period extending beyond the stated Term of this Lease) and upon such terms as Landlord in Landlord's sole discretion shall determine. In any such case, Landlord may make repairs, alterations and additions in or to the Premises and redecorate the same to the extent deemed necessary or desirable by Landlord, and in connection therewith Landlord may change the locks to the Promises, and Tenant shall upon written demand pay the cost thereof, together with Landlord's expenses of reletting. Any proceeds from the reletting of the Premises by Landlord shall be collected by Landlord and shall first be applied against the costs and expenses of reentry and of reletting the Premises including, without limitation, all brokerage, advertising, legal, alteration, redecoration, repair and other reasonably necessary costs and expenses incurred to secure a new tenant for the Premises, and second to the payment of Rent herein provided to be paid by the Tenant. If the consideration collected by Landlord upon any such reletting, after payment of the expenses of reletting the Premises, is not sufficient to pay any accelerated amounts of Rent due and owing and to pay monthly the full amount of the Rent reserved in this Lease and not theretofore accelerated, Tenant shall pay to Landlord the accelerated amounts upon demand, and the amount of each monthly deficiency as it becomes due (as the case may be). If the consideration collected by Landlord upon any such reletting for Tenant's account after payment of the expenses of reletting the Premises is greater than the amount necessary to pay accelerated amounts of Rent due and owing and to pay the RM amount of Rent reserved in this Least and not theretofore accelerated, the full amount of such excess shall be retained by Landlord and in no event shall be payable to Tenant. No such reentry, repossession, repairs, alterations, additions or reletting shall be construed as an eviction of Tenant or as an election on Landlord's part to terminate this Lease, unless written notice of such intention is given to Tenant, or shall operate to release Tenant in whole or in part from any of Tenant's obligations hereunder. Notwithstanding any reentry or reletting by Landlord, Landlord may at any time thereafter elect to terminate this Lease for such previous default.

     (3) If Landlord elects to terminate this Lease, Landlord shall be entitled to recover from Tenant all of the amounts of Rent accrued and unpaid for the period up to and including the date of the termination, as well as all other additional sums for which Tenant is liable, or in respect of which Tenant has agreed to indemnify Landlord under any of the provisions of this Lease, which may then be owing and unpaid, and all costs and expenses including, without limitation, court costs and reasonable attorneys' fees incurred by Landlord in the enforcement of its rights and remedies hereunder; and in addition, Landlord, at its sole option, shall be entitled to recover from Tenant and Tenant shall pay to Landlord, on demand, as final and liquidated damages (and not as a penalty), a sum equal to the amount of Landlord's reasonable estimate of the aggregate amount of Base Rent, Operating Cost Rent and Additional Rent that would be payable for the period from the date of such termination through the Termination Date, reduced by the then reasonable rental value of the Premises for the same period (as such reasonable rental value may be decreased for Landlord's reasonably anticipated costs, expenses and delays in reletting the Premises). If, before presentation of proof of such liquidated damages to any court, all or any part of the Premises shall have been relet by Landlord for all or any part of such period, the amount of Rent payable upon such reletting shall be deemed to be the reasonable rentable value for the part or the whole of the Premises relet during the term of the reletting.

     (4) Upon any default by Tenant under this Lease, Landlord may, but shall not be obligated to, take any action to cure the default without waiving or releasing any obligation of Tenant or preventing Landlord from pursuing any available remedy. All amounts paid or incurred by Landlord in curing any default of Tenant or performing any of Tenant's obligations under this Lease, and reasonable attorneys' fees in connection therewith, shall be paid by Tenant to Landlord as Additional Rent on demand.

     (5) Notwithstanding anything in this Lease to the contrary, any and all, remedies set forth in this Lease (a) shall be in addition to any and all other remedies Landlord may have at law or in equity, and (b) shall be cumulative. The waiver by Landlord of any breach of any term, covenant or condition herein contained shall only be effective if it is in writing and shall not be deemed to be a waiver of a continuing or subsequent breach of the same, or of any other term-, covenant or condition herein contained. The acceptance of Rent or any other amounts due hereunder shall not be construed to be a waiver of any breach by Tenant o any term, covenant or condition of this Lease, and if the same shall be accepted after the termination of this Lease, by lapse of time or otherwise, or of the Tenant's right of possession hereunder, or after the giving of any notice, such acceptance shall not reinstate, continue or extend the Term of this Lease or affect any notice given to Tenant prior to the receipt of such amounts, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any Rent and other sums due, and the payment of the same shall not waive or affect said notice, suit or judgment. No payment by Tenant or receipt by Landlord of a lesser amount than the amount due hereunder shall be deemed to be other d-w on account of the earliest portion thereof due, or as Landlord may elect to apply such payment, nor shall any endorsement or statement on any check or letter accompanying a check for payment of Rent be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue any other remedy provided in this Lease. Unless otherwise agreed in writing, any partial payment of Rent which is accepted by Landlord prior to or after commencement of an action to recover possession of the Premises shall be applied to the balance due but shall not waive any of Landlord's rights, or any action to recover possession of the Premises, for nonpayment of the balance of the Rent owed Landlord.

     (6) Notwithstanding any provision in this Lease prohibiting Landlord from exercising its rights if Tenant cures a default within a specified period of time, if Tenant shall default (a) in the timely payment of Rent (whether any or all of Base Rent, Operating Cost Rent or Additional Rent) two (2) or more times in any period of twelve (12) consecutive months, or (b) in the performance of any particular term, condition or covenant of this Lease two (2) or more times in any period of twelve (12) consecutive months, then, notwithstanding that such defaults shall have each been cured within any applicable cure period after notice, if any, as provided in this Lease, in connection with any further similar default during such twelve month period (including, without limitation, with respect to non-payment of Rent, the further non-payment of any kind of Rent payable under this Lease) Tenant shall not be entitled to any further cure period or notice, and Landlord shall have the right to exercise all of the remedies provided in this Lease immediately after the occurrence of such similar default.

     (7) In the event that Tenant shall file for protection under the Bankruptcy Code now or hereafter -in effect, or a trustee in bankruptcy shall be appointed for Tenant, Landlord and Tenant agree to the extent permitted by law to request that the debtor-in-possession or trustee in bankruptcy, if one shall have been appointed, assume or reject this Lease within sixty (60) days thereafter.

     12. HOLDOVER. If Tenant holds over after the termination or expiration of the Term without the written consent of Landlord (which may be withheld in Landlord's sole discretion), Tenant shall pay Base Rent and Operating Cost Rent at one hundred fifty percent (150%) of the rate payable for the fiscal year immediately preceding the holding over, computed on a daily basis for each day Tenant thus remains in possession, and, in addition, Tenant shall pay Landlord all damages, consequential as well as direct, sustained by reason of Tenant's holding over. Alternatively, at the election of Landlord by written notice to Tenant, such retention of possession shall constitute a renewal of this Lease for a month-to-month tenancy at one hundred fifty percent (150) of the monthly Base Rent and Operating Cost Rent for the immediately preceding fiscal year, and Tenant shall continue to make all other payments required under this Lease. Neither the acceptance of Rent by the Landlord after termination, nor the provisions of this Section: (a) shall be construed as, or operate as, a renewal or as a waiver of Landlord's right of reentry or right to regain possession by actions at law or in equity or by any other right or remedy hereunder, or (b) shall be construed as, or operate as, a waiver of any other right or remedy of Landlord.

     13. SUBORDINATION.

     A. This Lease is and shall be subject and subordinate to each mortgage or trust deed ("Mortgage") and each ground lease or other underlying lease ("Ground Lease") now or hereafter in force with respect to the Project at the election of the trustee or mortgagee under or holder of any Mortgage ("Mortgagee") or the lessor under any Ground Lease ("Lessor"), including, without limitation, any amendment, renewal, modification, consolidation, replacement or extension thereof and all interest thereon and advances thereunder. Any subordination at the election of any such Mortgagee or Lessor shall be self-operative and no further instrument of subordination shall be required to make the interest of such Mortgagee or Lessor superior to the interest of Tenant hereunder. In confirmation of such subordination, however, within ten (10) days after written request by Landlord, Tenant shall, without charge, execute and deliver any necessary or useful instruments acknowledging the subordination of this Lease as provided herein. Tenant shall not do anything that would constitute a default under any Mortgage or Ground Lease, or omit to do anything that Tenant is obligated to do under the terms of this Lease so as to cause Landlord to be in default thereunder. In the event of the enforcement by any Mortgagee or Lessor of the remedies provided for by law or by such Mortgage or Ground Lease (including, without limitation, a deed in lieu thereof), Tenant shall, at the election and upon demand of any Mortgagee, Lessor or other person succeeding to the interest of Landlord as a result of such enforcement ("Successor") attorn, from time to time, to any such Mortgagee, Lessor or Successor upon the then executory terms of this Lease; provided, that any such Mortgagee, Lessor, or Successor shall not be bound by any payment of Rent for more than one month in advance; bound by any amendment or modification of this Lease made without the consent of such Mortgagee, Lessor or Successor; subject to any offsets or defenses Tenant might have against any prior landlord (including, without limitation, the then defaulting landlord); liable for any act or omission of any prior landlord (including, without limitation, the then defaulting landlord); or liable for any security deposit except to the extent held by such Mortgagee, Lessor or Successor. The provisions of this Section 13 shall inure to the benefit of any such Mortgagee, Lessor or Successor, shall apply notwithstanding that as a matter of law, this Lease may terminate upon the enforcement of any such Mortgage or Ground Lease, and shall be self-operative upon such election and demand, and no further agreement shall be required to give effect to such provisions. Upon request by such Mortgagee, Lessor or Successor, however, Tenant shall execute and deliver any instruments necessary or useful to confirm the attornment.

     B. Tenant agrees to give any Mortgagee or Lessor a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified in writing of the address of such Mortgagee or Lessor, Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then such Mortgagee or Lessor shall have an additional thirty (30) days within which to cure such default, or if such default cannot be cured within that time, such Mortgagee or Lessor shall have such additional Lime as may be necessary to cure such default; provided, that within such thirty (30) days, any Mortgagee or Lessor, as the case may be, has commenced and is diligently pursuing the cure of such default (including, without limitation, commencement of foreclosure or lease forfeiture proceedings, if necessary to effect such cure), and Tenant shall not pursue any of the remedies it may have for such default and this Lease shall not be terminated while such cure is being diligently pursued, so long as the default is cured within a reasonable time thereafter.

     14. ASSIGNMENT AND SUBLETTING.

     A. Tenant shall not, without the prior written consent of Landlord in each instance, (1) assign, transfer, mortgage or encumber, or create or permit any lien upon, this Lease or any interest under it, (2) allow to exist or occur any transfer of or hen upon this Lease or die Tenant's interest herein by operation of law, (3) sublet the Premises or any part thereof, or (4) permit the use or occupancy of the Premises or any part thereof for any purpose not provided for under Section 6 or by anyone other than Tenant and Tenant's employees. In no event shall this Lease or any interest herein be assigned or assignable by voluntary or involuntary bankruptcy proceedings or by operation of law or otherwise, and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings, except to the extent provided by law.

     B. Consent by Landlord to any assignment, subletting, use, occupancy, transfer or encumbrance shall not operate to relieve Tenant from any covenant, liability or obligation hereunder (whether past, present or future), including, without limitation, the obligation to pay Rent, except to the extent, if any, expressly provided for in such consent, nor shall such consent be deemed to be a consent to any subsequent assignment, subletting, use, occupancy, transfer or encumbrance. Tenant shall pay all of Landlord's reasonable costs, charges and expenses (including, without limitation, reasonable attorney's fees) incurred in connection with any assignment, subletting, use, occupancy, transfer or encumbrance made or requested by Tenant.

     C. Tenant shall, by notice in writing, advise Landlord of its intention from, on and after a stated date (which shall not be less than sixty (60) days after the date of Tenant's notice) to assign this Lease or sublet any part or all of the Premises for the balance or any part of the Term. Tenant's notice shall include the name and address of the proposed assignee or subtenant, a true and complete copy of the proposed assignment or sublease, financial statements for the proposed assignee or subtenant for the preceding two (2) fiscal years and such additional information as Landlord deems reasonably necessary concerning the financial responsibility, business and character of the proposed assignee or subtenant. Upon any request for Landlord's consent under this
Section 14, Landlord shall have the right, to be exercised by giving written notice to Tenant within thirty (30) days after receipt of Tenant's notice (and any additional information reasonably requested by Landlord), to terminate this Lease with respect to the space described in Tenant's notice as of the date stated in Tenant's notice for the commencement of the proposed assignment or sublease. If Tenant's notice covers all of the Premises and if Landlord exercises its right to terminate this Lease as to the Premises, then the Term of this Lease shall expire and end on the commencement date stated in Tenant's notice as fully and completely as if that date had been the Termination Date. If, however, Tenant's notice covers less than all of the Premises, and if Landlord exercises its right to terminate this Lease with respect to such space, then as of the commencement date stated in Tenant's notice, the Rent reserved herein shall be adjusted on the basis of the number of rentable square feet of the Premises retained by Tenant, such portion of the Premises shall at Tenant's expense be made a separately demised premises in compliance with all legal requirements and with an appropriate entrance separate from the Premises, and this Lease as so amended shall continue thereafter in full force and effect. If Landlord does not exercise its right to terminate as aforesaid, Landlord shall notify Tenant within such thirty (30) day period whether Landlord consents to tho proposed assignment or sublease, which consent shall not be unreasonably withheld; provided, that in no event shall Landlord be required to consent to any assignment or sublease: (1) to a tenant or occupant, or an Affiliate of a tenant or occupant, in the Project or in another building owned by Landlord or an Affiliate of Landlord ("Affiliate" means a person controlling, controlled by or under common control with the designated person), (2) which may violate any restrictions contained in any mortgage, lease or agreement affecting the Project or Landlord, (3) which is not in compliance with all of the terms of this Section and this Lease, or (4) which may cause an excessive density of occupants or traffic or make excessive demands on the Building systems, services or facilities.

     D. Upon any assignment or sublease, fifty percent (50%) of the rent and other consideration ("Excess Consideration") received by Tenant in excess of the amount of Base Rent and Operating Cost Rent payable to Landlord under this Lease, which amount is to be prorated where a part of the Premises is assigned or subleased, shall be payable by Tenant to Landlord as Additional Rent within ten (10) days after receipt thereof by Tenant from time to time.

     E. If Tenant shall assign this Lease as permitted herein, the assignee shall expressly assume all of the obligations of Tenant hereunder and agree to comply with and be bound by all of the terms, provisions and conditions of this Lease, in a written instrument satisfactory to Landlord and furnished to Landlord not later than fifteen (15) days prior to the effective date of the assignment. If Tenant shall sublease the Premises as permitted herein, Tenant shall obtain and furnish to Landlord, not later than fifteen (15) days prior to the effective date of such sublease and in form satisfactory to Landlord, the written agreement of such subtenant that it shall comply with and be bound by all of the applicable terms, provisions and conditions of this Lease and that it will attorn to Landlord, at Landlord's option and written request, in the event this Lease terminates before the expiration of the sublease.

     F. If Tenant is a corporation whose stock is not publicly traded on a recognized national stock exchange, a partnership or other entity, any transaction or series of related or unrelated transactions (including, without limitation, any dissolution, merger, consolidation or other reorganization of Tenant, any withdrawal or admission of a partner or change in a partner's interest, or any issuance, sale, gift, transfer or redemption of any capital stock of or ownership interest in Tenant, whether voluntary, involuntary or by operation of law, or any combination of any of the foregoing transactions) resulting in the transfer of control of Tenant, shall be deemed to be an assignment of this Lease by Tenant subject to the provisions of this Section 14. The term "control" as used in this Section 14F means the power to directly or indirectly direct or cause the direction of the management or policies of Tenant. If Tenant is a corporation, partnership or other entity, a change or series of changes in ownership of stock or general partnership or ownership interests which would result in direct or indirect change in ownership of less than fifty percent (50%) of the outstanding stock of or general partnership or other ownership interests in Tenant as of the date of the execution and delivery of this Lease shall not be considered a change of control.

     G. Any assignment, subletting, use, occupancy, transfer or encumbrance of this Lease or the Premises without Landlord's prior written consent shall be of no effect and shall, at the option of Landlord, constitute a default under this Lease.

     15. SALE BY LANDLORD. In the event of sale or conveyance or transfer by Landlord of its interest in the Project or in the Building or in this Lease, the same shall operate to release Landlord (subject to the last sentence of Section 17 hereof) from any future obligations and any future liability for or under any of the covenants or conditions, express or implied, herein contained in favor of Tenant, and in such event, and with respect to such obligations, covenants and conditions, Tenant agrees to look solely to the successor in interest of Landlord in and to this Lease. This Lease shall not be affected by any such sale, conveyance or transfer.

     16. ESTOPPEL CERTIFICATE. Tenant shall, at the request of Landlord at any time and from time to time upon not less than ten (10) days' prior written notice, without charge, execute, acknowledge in recordable form, and deliver to Landlord (or to any of Landlord's Mortgagees, Lessors, auditors or prospective purchasers of the Project or any part thereof) a certificate stating that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), and the dates to which the Rent and other charges are paid, and that Tenant is paying Rent on a current basis with no offsets or claims, and there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord (or specifying such offsets, claims or defaults, if any are claimed). Such certificate may require Tenant to specify the date of commencement of Rent, the Commencement Date, the Termination Date, the Base Rent, current Operating Cost Rent estimates, the rentable square feet in the Premises, the date to which Rent has been paid, whether or not Landlord has completed any improvements required to be made to the Premises and such other matters as may be reasonably required. Any such certificate may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Project, any Mortgagee or Lessor, auditor or any other person to whom it is delivered. The failure to deliver such statement within the time required hereunder shall without limiting Landlord's rights and remedies for such failure, be conclusive evidence, binding upon Tenant, that this Lease is in full force and effect, without modification except as may be represented by Landlord, that there am no uncured defaults by Landlord and that not more than one (1) month's Rent has been paid in advance, and the Tenant shall be estopped from asserting any defaults known to it at that time.

     17. SECURITY DEPOSIT. Tenant has deposited with Landlord the security deposit, if any, set forth on the Schedule to secure Tenant's performance of its obligations under this Lease. If Tenant defaults, Landlord may, without prejudice to Landlord's other remedies, apply part or all of the security deposit to cure Tenant's default. If Landlord so uses part or all of the security deposit, then Tenant shall within ten (10) days after written demand, pay Landlord the amount necessary to restore the security deposit to its original amount. Landlord may mix the security deposit with its own funds, without payment of interest. Any part of the security deposit not used by Landlord as permitted by this Section shall be returned to Tenant (or to the last assignee of Tenant's interest) at the expiration or termination of this Lease. The security deposit is not an advance payment of Rent or a limitation on Landlord's damages for any default by Tenant. Upon any sale or transfer of' Landlord's interest in this Lease, Landlord shall transfer the security deposit to Landlord's successor in interest and shall thereupon be released from all further liability for repayment of the security deposit.

     18. FORCE MAJEURE. Except as specifically provided to the contrary in this Lease, this Lease and the obligation of Tenant to pay Rent hereunder and perform all of Tenant's covenants and agreements hereunder shall not be impaired nor shall Landlord be in default hereunder because Landlord is unable to fulfill any of its obligations under this Lease, if Landlord is prevented or delayed from so doing by any of the following (which shall be referred to herein as a "Force Majeure"): any acts of God, casualty, accident, breakage, repairs, alterations, replacements, improvements, strike or labor troubles, shortages of labor or materials, or any other similar or dissimilar cause whatsoever beyond the reasonable control of Landlord, including, without limitation, energy shortages, governmental preemption in connection with a national emergency, or by reason of governmental laws or any rule, order, regulation or directive of any department, subdivision, agency or personnel thereof, or by reason of the conditions of supply and demand which have been or are affected by war or other emergency. Further, Landlord shall not be deemed in default for failure to perform its obligations under this Lease, (a) if such failure is cured within thirty (30) days after Tenant gives written notice to Landlord of such alleged failure, or
(b) with respect to a failure which reasonably requires more than thirty (30) days to cure, if Landlord immediately commences to cure and diligently proceeds to complete the cure of such failure within a reasonable time period, which shall in no event, subject to Force Majeure, extend beyond ninety (90) days after written notice to Landlord.

     19. NOTICES. All notices and approvals to be given by one party to the other party under this Lease shall be given in writing by United States mail, delivery by a nationally recognized overnight courier service or by personal delivery as follows: to Landlord at the address set forth on the Schedule, or to such other person or at such other address designated by notice to Tenant. and to Tenant at the address set forth on the Schedule, or to such other person or at such other address designated by notice to Landlord. Mailed notices shall be sent by United States certified or registered mail, return receipt requested, postage prepaid, and shall be deemed to have been given upon posting in the United States mails. Notice by nationally recognized overnight courier service shall be deemed given upon receipt by the addressee or upon refusal by the addressee to accept delivery thereof. Notices by personal delivery shall be deemed given upon personal delivery.

     20. QUIET POSSESSION. So long as Tenant shall observe and perform the covenants and agreements binding on it hereunder, Tenant shall at all times during the Term and subject to the provisions of this Lease peacefully and quietly have and enjoy the possession of the Premises without any encumbrance or hindrance by, from or through Landlord, its successors or assigns.

     21. REAL ESTATE BROKERS. Landlord and Tenant each represent that it has not dealt with any real estate broker with respect to this Lease, except for any broker set forth on the Schedule (whose commission, if any, shall be paid by Landlord pursuant to separate written agreement), and, to its knowledge, no other broker initiated or participated in the negotiation of this Lease, submitted or showed the Premises to Tenant or is entitled to any commission in connection with this Lease. Tenant agrees to indemnify and hold Landlord harmless from all claims, liability or expense (including, without limitation, reasonable attorney's fees) for brokerage commissions or finder's fees as a result of Tenant's actions or alleged actions.

     22. CONDEMNATION. If during the Term all or any part of the Premises shall be taken by eminent domain, this Lease shall terminate as to the part so taken on the date Tenant is required to deliver possession to the condemning authority. If this Lease is not terminated as provided below, Landlord shall make such repairs and alterations as may be necessary in order to restore the part not taken to useful condition (excluding Tenant's property and improvements made by Tenant); and, effective upon the date of taking, the Base Rent and Operating Cost Rent shall be reduced proportionately and equitably based on the portion taken. If all or any portion of the Project, or Premises are taken by eminent domain so that the Premises cannot be reasonably used for Tenant's Permitted Use, then at the option of either party this Lease. may be terminated effective as of the date of the taking and all Rent reserved hereunder shall be paid to the date of such taking. If any condemnation proceeding shall be instituted in which it is sought to take or damage any part of the Project, or if the grade of any street or alley adjacent to the Project is changed by any competent authority and such taking, damage or change of grade in Landlord's opinion substantially impairs the use or operation of the Building or the Project, or makes it necessary or desirable to remodel the Building or the Project, Landlord shall have the right to terminate this Lease upon not less than ninety (90) days' notice prior to the date of termination designated in the notice. All compensation awarded for any taking of the fee and the leasehold shall belong to and be the property of Landlord; provided, that so long as the same does not diminish the amount of the award or consideration to Landlord for taking of real property interests, Tenant shall be entitled to recover from the condemning authority any separate award for relocation or moving expenses, trade fixtures and personal property Tenant is entitled to remove from the Premises, or loss of business. The term "eminent domain" shall include the exercise of any similar governmental power and any purchase or other acquisition in lieu of condemnation.

     23. UNRELATED BUSINESS INCOME. Landlord shall have the right at any time and from time to time to unilaterally amend the provisions of this Lease, if Landlord is advised by its counsel that all or any portion of the monies paid by Tenant to Landlord hereunder are, or may be deemed to be, unrelated business income within the meaning of the United States Internal Revenue Code or regulations issued thereunder, and Tenant agrees that it will execute all documents or instruments necessary to effect any such amendment; provided, that no such amendment shall result in Tenant having to pay in the aggregate more money on account of its occupancy of the Premises under the terms of this Lease, as so amended, and provided further, that no such amendment shall result in Tenant receiving fewer services or services of a lesser quality than it is presently entitled to receive under this Lease. Any services which Landlord is required to furnish pursuant to the provisions of this Lease may, at Landlord's option, be furnished from time to time, in whole or in part, by employees of Landlord or any managing agent of the Project or its employees or by one or more third persons approved by Landlord.

     24. LIMITATION OF LIABILITY. Tenant specifically agrees to look solely to Landlord's interest in the Project for the recovery of any judgment against Landlord; it being agreed that Landlord (and if Landlord is a partnership, its partners whether general or limited; or if Landlord is a corporation, its directors, officers or shareholders; or if Landlord is a trust, its trustees or beneficiaries) shall never be personally liable for any such judgment. All such personal liability for any representation, warranty, covenant, undertaking or agreement under this Lease is hereby waived and released by Tenant and by all persons claiming by, through or under Tenant. The provisions of this Section are not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord's successors in interest or any suit or action in connection with enforcement or collection of amounts which may become owing or payable under or on account of insurance maintained by Landlord.

     25. MISCELLANEOUS.

     A. Except as otherwise expressly set forth herein, wherever the consent or approval of either Landlord or Tenant is required by the provisions of this Lease, such party shall not unreasonably withhold or delay such consent or approval. Tenant hereby waives any claim for damages, liability, abatement or set-off against Landlord based upon any assertion that Landlord has unreasonably withheld or delayed any consent or approval requested by Tenant under this Lease, and Tenant's sole remedy in any such case shall be an action or proceeding for specific performance, injunction or declaratory judgment.

     B. All amounts owed to Landlord hereunder, for which the date of payment is not expressly fixed herein, shall be paid as Additional Rent within ten (10) days after Landlord's statement and shall bear interest as provided in Section 2D(2) until paid.

     C. The words "re-enter" and "reentry" as used in this Lease are not restricted to their technical legal meaning. The term "Landlord," as used in this Lease, means only the landlord from time to time, and upon conveying or transferring its interest, such conveying or transferring landlord shall be relieved from any further obligation or liability pursuant to Sections 13, 15 and 17 of this Lease. Time is of the essence of this Lease and each and all of its provisions.

     D. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option or offer for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

     E. The invalidity or unenforceability of any provision hereof shall not affect or impair any other provisions.

     F. This Lease shall be governed by and construed pursuant to the laws of the State of Minnesota.

     G. Should any mortgagee require a modification of this Lease, which modification will not bring about any increased cost or expense to Tenant or in any other way substantially change the rights and obligations of Tenant hereunder, Tenant agrees that this Lease may be so modified. Within twenty (20) days after written request by Landlord, Tenant shall furnish to Landlord a statement of the current financial condition of Tenant in a form reasonably satisfactory to Landlord.

     H. In the event of any litigation or arbitration between Landlord and Tenant with respect to the enforcement or interpretation of this Lease, the nonprevailing party shall pay the reasonable costs and attorney's fees of the prevailing party. Tenant shall pay all costs, charges and expenses, including the reasonable fees of attorneys, agents and others retained by Landlord, incurred by Landlord in any litigation, arbitration, negotiation or transaction in which Tenant causes Landlord, without Landlord's fault, to become involved or concerned.

     I. Captions or titles in this Lease are inserted as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease nor any provision thereof. Words and phrases used in the singular shall be deemed to include the plural and vice versa, and nouns and pronouns used in any particular gender shag be deemed to include any other gender If more than one person or entity signs this Lease as Tenant, each such Tenant will be jointly and severally liable for all of the obligations of Tenant as provided in this Lease. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. If any deletions are made from this Lease form, this Lease shall be interpreted as if the deleted portion had never been part of this Lease,

     J. All rights and remedies of Landlord under this Lease, or that may be provided by law, may be exercised by Landlord in its own name individually, or in its name by any agent thereof, and all legal proceedings for the enforcement of any such rights or remedies, may be commenced and prosecuted to final judgment and executed by Landlord in its own name individually or in its name by any agent thereof. Landlord and Tenant each represents to the other that each has full power and authority to execute this Lease and to make and perform the agreements herein contained.

     K. Nothing in this Lease shall be construed to prevent Landlord from paying for services rendered or materials delivered with respect to the Project or to the Premises (including, without limitation, management services and contracting out capital improvements or other capital repairs or construction items) by Affiliates of Landlord provided that the fees or costs of such services and materials are at market rates in the Minneapolis-St. Paul metropolitan area. All such fees or costs paid by Landlord to such Affiliates shall be deemed to constitute Operating Costs on the same terms and conditions as if such fees and costs were paid to non-Affiliates of Landlord.

     L. This Lease (including, without limitation, all exhibits and riders attached hereto, all of which are hereby made a part of this Lease and incorporated by this reference) constitutes the entire agreement between the Landlord and the Tenant. Tenant acknowledges that it has not been induced to enter this Lease by any promises, assurances, agreements, statements or representations (collectively, "Representations") which are not set forth in this Lease (including, without limitation, any Representations concerning Operating Costs; the Premises; the Project; the suitability of the Premises, proper zoning or availability of necessary permits and authorizations for Tenant's Permitted Use; exclusive rights; or any other matter). Tenant acknowledges that it has not relied on any such Representations, agrees that no such Representations shall be used in the construction or interpretation of this Lease and agrees that Landlord shall have no liability for any consequences arising as a result of any such Representations. No subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless in writing and signed by both parties.

     M. Landlord's title is and always shall be paramount to the interest of Tenant, and nothing herein contained shall empower Tenant to do any act which can, shall or may encumber Landlord's title. Tenant shall not record or file in any public records this Lease or any memorandum thereof.

     N. This Lease does not gr-ant any rights to fight or air over or about the Project. Landlord specifically excepts and reserves to itself the use of any roofs, the exterior portions of the Premises, all rights to and the lar d and improvements below the improved floor level of the Premises, the improvements and air rights above the Premises and the improvements and air rights located outside the demising walls of the Premises, and such areas within the Premises as are required for installation of utility lines and other installations required to serve any occupants of the Project and the right to maintain and repair the same, and no rights with respect thereto are conferred upon Tenant unless otherwise specifically provided herein.

     O. Subject to the terms of Section 14, each provision of this Lease shall extend to and shall, as the case may require, bind and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives and successors and assigns.

     P. No rental or other payment for the use or occupancy of the Premises shall be, or is, based in whole or in part on the net income or profits derived by any person from the Building or the Premises, and Tenant agrees that it will not enter into any sublease, license, concession or other agreements for any use or occupancy of the Premises which provides for a rental or other payment for such use or occupancy based in whole or in part on the net income or profits derived by any person from the Premises.

IN WITNESS WHEREOF, the parties have executed this Lease as of the above date.

LANDLORD:                                   TENANT:

ND PROPERTIES, INC.                         NETWORK MANAGEMENT SERVICES, INC.


By:        /s/ Mark J. Wood                 By:      /s/ Scott P. Halstead
      ------------------------------              -----------------------------
Name:          Mark J. Wood                 Name:        Scott P. Halstead
      ------------------------------              -----------------------------
Title:         Asst. Sec.                   Title:  Chief Financial Officer
      ------------------------------              -----------------------------

                                    EXHIBIT A

                                    EXHIBIT B

                                LEGAL DESCRIPTION





                            Lots 1, 2 and 3, Block 1

                           The Colonnade P.U.D. No. 53

                           Hennepin County, Minnesota

                                    EXHIBIT C

                             LEASEHOLD IMPROVEMENTS
                                   (ALLOWANCE)

     1. Tenant Finish Allowance and Costs. Landlord shall provide an allowance ("Tenant Finish Allowance") not to exceed $5.00 per rentable square foot in the Premises (total $6,950.00 based on 1,390 rentable square feet) or the actual cost of such improvements, whichever is less, to be applied to the total cost of constructing Tenant's leasehold improvements in the Premises ("Tenant Finish Costs"), including, without limitation: space planning and design fees; architectural and engineering fees; required building permits; actual cost of labor, materials, equipment and services; actual cost of Tenant signage; and the costs of removing, modifying, relocating or making additions to any existing improvements to accommodate Tenant's space plan. Tenant Finish Costs shall exclude expenses in connection with services provided by Tenant or Tenant's employees; telephone, communications and computer equipment and wiring; and personal property items such as decorations, art work, furniture, equipment, or trade fixtures not permanently attached to the Premises.

     2. Plans. Tenant shall promptly devote such time in consultation with Landlord and Landlord's architect ("Architect") as necessary to finalize an initial plan ("Initial Plan") for Tenant's leasehold improvements in the Premises (or, if the Initial Plan has been completed and approved by Landlord and Tenant, such plan is attached hereto as Exhibit C-1). If not included in the Initial Plan and if necessary for the performance of Landlord's Work (as hereafter defined), Landlord shall cause to be prepared final architectural and engineering plans, specifications and working drawings for Tenant's leasehold improvements in the Premises ("Architectural Plans") based on the Initial Plan. Tenant shall, within five (5) business days after written request, furnish to Landlord such information as necessary to enable the Architect and Landlord's engineer ("Engineer") to prepare the Initial Plan and any necessary Architectural Plans. The information to be furnished by Tenant shall include, without limitation:

     (a) Any requirements of the Tenant for the Premises which are in excess of or otherwise vary in any respect from Building standard items, and all critical dimensions.

     (b) Special loading, such as the location of and requirements for file cabinets or special equipment.

     (c) Openings in the walls or floors.

     (d) Special heating, ventilating, air conditioning, electrical, sprinkler, lighting, security system, or plumbing work.

     (e) Location and dimensions of telephone equipment areas, and location of telephone and electrical outlets, switches and lights.

     (f) Partitions - locations and type, including doors and hardware, windows, glass partitions and special framing or support.

     (g) Special cabinet work and other millwork items.

     (h) Variations to standard ceiling heights.

     (i) Location and color selection of painted areas.

     (j) Location and selection of floor covering and wall coverings.

     (k) Location and type of any kitchen equipment.

     (l) Such additional information as reasonably specified by Landlord.

     Within five (5) business days after the completed Architectural Plans have been submitted to Tenant, Tenant shall provide Landlord with Tenant's written approval of such Architectural Plans (or Tenant's disapproval with a written explanation of any changes required therein) and shall redeliver the Architectural Plans to Landlord for Landlord's final approval. Unless otherwise specified in the Architectural Plans, Landlord's Work shall be constructed with Building standard materials (or comparable substitute materials designated by Landlord) in amount, type and quality; and Tenant shall promptly make any necessary selections. If final Architectural Plans are included in the Initial Plan or are unnecessary to perform the work, the term "Architectural Plans" as used herein shall mean the Initial Plan and any supplemental plans and specifications approved by Landlord and Tenant.

     All plans and specifications for any work in the Premises or the Project (whether Landlord's Work, Additional Work, or any work performed by Tenant as hereafter provided) shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld. Landlord may withhold its approval of any plans or specifications if, in Landlord's reasonable opinion, the work would: involve a structural revision to the Project; adversely affect the market value or appearance of the Project; violate Landlord's criteria for those portions of the Premises which are visible from the common areas or from the exterior of the Project; adversely affect the strength, structural integrity or safety of the Project; adversely affect the proper functioning and efficiency of the systems of the Project; violate any requirements of applicable law or of any holder of a mortgage on or insurer of the Project (or require Landlord to perform any work or incur any expense in connection therewith); adversely affect any other rentable space in the Project or increase the expense of operating the Project; not be in keeping with the character of the Project; or involve a substantial risk of delaying the performance of Landlord's Work due to unavailability or shortages of labor or materials, extra lead or performance time or other requirements for the work. The foregoing reasons are not exclusive, and Landlord may reasonably withhold its approval for other similar or dissimilar reasons. Landlord may disapprove any plans in part, reserve approval of any items pending its review and approval of other plans, and condition its approval upon Tenant making revisions to the plans or supplying additional information. Any review or approval of any plans or work by Landlord is solely for its benefit, and without any representation, warranty or liability to Tenant or any other person with respect to the adequacy, correctness or sufficiency thereof, the fitness for any purpose, compliance with applicable legal requirements or otherwise.

     3. Payment. Landlord shall pay an amount not to exceed the Tenant Finish Allowance toward the Tenant Finish Costs for Landlord's Work, and Tenant shall pay for all Tenant Finish Costs in excess of the Tenant Finish Allowance ("Excess Costs") as Additional Rent as hereafter provided. Before commencing Landlord's Work, Landlord shall provide to Tenant a preliminary estimate of the total Tenant Finish Costs for Landlord's Work. If such preliminary estimate is less than the Tenant Finish Allowance, Tenant may include additional work up to the amount of the Tenant Finish Allowance.. If such preliminary estimate is more than the Tenant Finish Allowance, Landlord and Tenant will establish the "Maximum Approved Cost" for Landlord's Work by either: (a) approving in writing the estimated amount of any Excess Costs; or (b) agreeing to have Landlord's Work revised as necessary to assure that the estimated Tenant Finish Costs are no more than the Tenant Finish Allowance plus such amount of Excess Costs as may be approved by Landlord and Tenant. Tenant shall give immediate attention to establishing the Maximum Approved Cost, and respond to any requests from Landlord within five (5) business days. Upon establishment of the Maximum Approved Cost, the Architectural Plans shall be revised as necessary, and at the time the final Architectural Plans are approved by Landlord and Tenant, Landlord shall provide a final written estimate ("Tenant Cost Proposal") of the total Tenant Finish Costs for Landlord's Work as shown in the final Architectural Plans and specifying the estimated amount of any Excess Costs. Within five (5) business days after submission to it of the Tenant Cost Proposal, Tenant shall authorize Landlord in writing to proceed with Landlord's Work, and Tenant also shall pay to Landlord the estimated amount of any Excess Costs (or shall provide security satisfactory to Landlord for payment of such Excess Costs). No work shall be commenced until Tenant has complied with the requirements of this Section. Once the final Architectural Plans and the Tenant Cost Proposal have been approved by Landlord and Tenant, Landlord's Work and the Tenant Cost Proposal shall not be changed except by written change order approved by Landlord and Tenant or as otherwise provided in this Exhibit; and in any such case, Landlord shall deliver" to Tenant a revised Tenant Cost Proposal indicating the revised calculation of the Maximum Approved Cost, if any. Within five (5) business days after submission to Tenant of the revised Tenant Cost Proposal, Tenant shall authorize Landlord in writing to proceed with Landlord's Work as so revised and shall pay to Landlord any additional estimated amount of Excess Costs (or shall provide security satisfactory to Landlord for payment of such Excess Costs); and Landlord 'shall not be required to proceed further with the work until Tenant has complied with the requirements of this Section. Any unpaid balance of Excess Costs shall be paid to Landlord by Tenant within thirty
(30) days of Landlord's statement following substantial completion of Landlord's Work.

     4. Landlord's Work. As Landlord's Work, Landlord shall cause its contractor to construct leasehold improvements in the Premises substantially in accordance with the Initial

Plan and any Architectural Plans approved by Tenant and Landlord as provided in
Section 2 of this Exhibit. In all other respects, Tenant agrees to accept the Premises in its present condition, "as is," with no obligation for Landlord to do or pay for any improvements or plans. Any work required by Tenant in addition to Landlord's Work shall be constructed at Tenant's expense by Landlord as Additional Work as provided in Section 5 of this Exhibit or by Tenant pursuant to Section 7 of this Exhibit.

     Promptly after compliance with Sections 2 and 3 of this Exhibit, Landlord shall obtain a building permit and, subject to the other terms and conditions of this Exhibit and the Lease, shall proceed diligently to cause Landlord's Work to be substantially completed before the scheduled Commencement Date of the Lease, it being expressly understood that all work to be done in the Premises shall be subject to approval by Landlord and that no work shall be undertaken in the Premises until such approval is given in writing. All costs and expenses relating to the preparation of the Initial Plan and the Architectural Plans, and any changes thereto or revisions thereof, shall be included in the Tenant Finish Costs and shall be paid as provided in Section 3 of this Exhibit.

     For purposes of this Exhibit, "substantial completion" means: (i) completion of Landlord's Work except for minor finishing and punchlist activity which does not materially interfere with Tenant's use and occupancy of the Premises; (ii) issuance of any necessary municipal certificate of occupancy; and
(iii) Tenant, its employees, agents, and invitees have ready and safe access to the Building and the Premises through the lobby, entrances, elevators, and hallways. Within thirty (30) days after the Commencement Date of the Lease, the parties shall inspect the Premises, have all systems demonstrated, and prepare a punchlist of incomplete or defective details of construction. Landlord will use reasonable diligence to promptly complete the punchlist items after Tenant provides the punchlist to Landlord. Upon notice from Landlord that Landlord's Work is complete, Tenant agrees to confirm acceptance of the Premises in written form reasonably acceptable to Landlord, unless the completion of Landlord's Work is disputed. If Tenant disputes Landlord's notice that Landlord's Work is complete and such dispute cannot be resolved by Tenant and Landlord within thirty (30) days after Landlord has furnished such notice, then such dispute shall be resolved by a Minnesota licensed architect approved by both Landlord and Tenant, or, if the parties cannot agree on an architect, one shall be appointed by the president or chief officer of the Minnesota Chapter of the American Institute of Architects, and the determination of such architect shall be binding upon the parties; and the fees of such architect shall be shared equally by Landlord and Tenant.

     5. Additional Work. Except to the extent described in this Exhibit or in the Lease, Landlord has no obligation to do or pay for -any work to the Premises (or any plans or specifications relating thereto). If Tenant shall require other work or materials ("Additional Work") in the Premises in addition to Landlord's Work, Tenant shall deliver to Landlord for its approval final Architectural Plans for such Additional Work at or before the time Tenant is required pursuant to Section 2 of this Exhibit to deliver Tenant's written approval of the Architectural Plans for Landlord's Work. If Landlord does not approve of the Architectural

Plans for the Additional Work, as delivered by Tenant, Landlord shall advise Tenant generally of the changes required in such Plans so that they will meet with Landlord's approval. Tenant shall cause the Architectural Plans for the Additional Work to be revised and delivered to Landlord for its final review and approval within five (5) business days after Tenant's receipt of such advice or Tenant shall be deemed to have abandoned its request for such Additional Work. All Architectural Plans for the Additional Work (together with any changes to the Architectural Plans for the Landlord's Work which may be required as a result thereof) shall be prepared and completed at Tenant's sole cost and expense.

     Landlord shall furnish Tenant with written estimates of the cost of the Additional Work within fifteen (15) business days after receipt by Landlord of the Architectural Plans for the Additional Work. If Tenant approves such written estimates, Tenant shall authorize Landlord in writing to proceed with the Additional Work within seven (7) business days after Tenant's receipt of the estimates, and Tenant shall also pay to Landlord the estimated cost of such Additional Work (or shall provide security satisfactory to Landlord for payment of the cost of such Additional Work). If Tenant fails to comply with such requirements within seven (7) business days after receipt of the written estimates, Landlord shall not be authorized or required to proceed with any Additional Work.; and Tenant shall be deemed to have abandoned its request therefor. If, however, Tenant complies with such requirements within said seven
(7) day period and makes all payments when required herein, Landlord agrees to cause the Additional Work to be performed by Landlord's contractors. Any unpaid balance of the cost of the Additional Work shall be paid by Tenant to Landlord within thirty (30) days of Landlord's statement following substantial completion of such Additional Work. If Landlord is not required to perform Additional Work as provided in this Section 5, the alterations and improvements to be made to the Premises by Landlord prior to the commencement of the Term of the Lease shall be limited to Landlord's Work.

     6. Commencement of Rent. The Commencement Date of the Lease shall not occur and Tenant's obligation to pay Rent under the Lease shall not commence until Landlord has substantially completed all of Landlord's Work; provided, however, that if Landlord is delayed in substantially completing Landlord's Work as a result of any one or more of the following ("Tenant Delay"):

     (a) Tenant's failure to devote the time or furnish all or any of the information or approvals required under Section 2 of this Exhibit in connection with the Initial Plan or the Architectural Plans for Landlord's Work, or to furnish the approvals or make the payments within the time periods specified in Section 3 of this Exhibit; or

     (b) Tenant's failure to furnish Architectural Plans for any Additional Work, or revisions thereto, as required hereby, or Tenant's failure to approve cost estimates or make the payments for the Additional Work within the time periods specified in Section 5 of this Exhibit; or

     (c) Tenant's request for materials, finishes or installations other than Building standard items; or

     (d) Tenant's changes in the Landlord's Work, in the Architectural Plans relating thereto, or in the Architectural Plans for the Additional Work (notwithstanding Landlord's approval of any such changes); or

     (e) Any other act or omission by Tenant or its employees, contractors, or agents;

then and in any such event, Landlord shall cause the Architect to certify the date on which Landlord's Work would have been completed but for any Tenant Delay, and the Commencement Date and Tenant's obligation to pay Rent under the Lease shall occur and commence as of such date, and shall not otherwise be affected or deferred on account of such delay. Additionally, Tenant shall indemnify Landlord against any additional cost in completing Landlord's Work and other damages to Landlord caused by any Tenant Delay.

     7. Access By Tenant Prior To Commencement Of Tenn. Landlord, in Landlord's discretion, may permit Tenant and Tenant's agents to enter the Premises prior to the Commencement Date of the Lease upon reasonable notice during business hours to make the Premises ready for Tenant's use and occupancy. Any such permission shall constitute a license only, and such license shall be conditioned upon: (a) Tenant working in harmony and not interfering with Landlord and Landlord's agents, contractors, workers, and suppliers in doing Landlord's Work or Additional Work-, if any, or with other work in the Project, other tenants and occupants of the Project, or the general operation of the Project; (b) Tenant obtaining Landlord's prior written approval of the proposed contractors; and (c) Tenant depositing with Landlord, in advance of any work, in form and substance reasonably satisfactory to Landlord, (i) security reasonably satisfactory to Landlord for the lien-free completion thereof, (ii) plans and specifications for such work, (iii) any necessary permits or licenses, and (iv) certificates of insurance (with coverages and amounts satisfactory to Landlord and naming Landlord and its management company and mortgagee as additional insureds) and instruments of indemnification as Landlord may reasonably require against claims and liabilities which may arise out of such entry or work. Such pre-term access shall be subject to scheduling by Landlord. Landlord shall have the right to withdraw such license upon twenty-four (24) hours' written notice to Tenant for reasonable cause. Tenant agrees that Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant's property placed or installations made in the Premises prior to the commencement of the Term of the Lease, the same being at Tenant's sole risk; and Tenant agrees to indemnify, defend and save harmless Landlord from all liabilities, costs, damages, fees and expenses arising out of or connected with the activities of Tenant or its agents, contractors, suppliers or workmen in or about the Premises or the Building. Any entry or work by or on behalf of Tenant under this Section shall be subject to all of the terms and conditions of the Lease, including without limitation Sections 5A and B thereof. If such entry or work causes extra costs to Landlord or extraordinary use of Project services, Tenant shall reimburse Landlord for such extra costs or extraordinary services within thirty
(30) days after Landlord's statement.

     8. Telephones/Wiring. Tenant shall at its expense install and maintain all telephone and communications wiring and equipment from the service access point in the Project to and within the Premises, and arrange directly with the telephone company and suppliers of its choice for all service and connections. The installation of all telephone, communications, computer, security, and other wiring and equipment shall be subject to Landlord's prior written consent as provided in this Exhibit or in Section 5 of the Lease.

     9. Miscellaneous. This Exhibit shall be incorporated into and considered as a part of the Lease. Unless otherwise indicated herein, capitalized terms used in this Exhibit shall have the meanings assigned to them in the Lease. The terms and provisions of this Exhibit are intended to supplement and are specifically subject to all the terms and provisions of the Lease. This Exhibit may not be amended or modified except in a writing signed by Landlord and Tenant. In no event shall any rights of Tenant hereunder be transferable or assignable to any party except to a permitted assignee of all of Tenant's rights under the Lease. All sums due hereunder from Tenant shall be deemed Additional Rent for purposes of the Lease, and upon any default hereunder, Landlord shall have all of the rights and remedies provided for in the Lease. This Exhibit shall not create a contractual relationship of any kind between any persons other than Landlord and Tenant.

                                    EXHIBIT D

                              RULES AND REGULATIONS

     1. The sidewalks, halls, passages, elevators and stairways shall not be obstructed by Tenant or used for any purpose other than for ingress to and egress from the Premises. T"he halls, passages, entrances, elevators, stairways, balconies and roof are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interest of the Building and its tenants, provided, that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of its business unless such persons are engaged in illegal activities. Tenant and its employees shall not go upon the roof of the Building without the written consent of the Landlord.

     2. The sashes, sash doors, windows, glass lights, and any lights or skylights that reflect or admit light into the halls or other places of the Buildings shall not be covered or obstructed. The toilet rooms, water and wash closets and other water apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage, resulting from the violation of this rule shall be borne by the tenant who, or whose agents, employees, or visitors, shall have caused it.

     3. If Landlord, by a notice in writing to Tenant, shall object to any curtain, blind, shade or screen attached to, or hung in, or used in connection with, any window or door of the Premises, such use of such curtain, bad, shade or screen shall be discontinued forthwith by Tenant. No awnings shall be permitted on any part of the Premises.

     4. No safes or other objects heavier than the lift capacity of the freight elevators of the Building shall be brought into or installed on the Premises. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. The moving of safes shall occur only between such hours as may be designated by, and only upon previous notice to, the manager of the Building, and the persons employed to move safes in or out of the Building must be acceptable to Landlord. No freight, furniture or bulky matter of any description shall be received into the Building or carried into the elevators except during hours and in a manner approved by Landlord.

     5. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds (except Seeing Eye Dogs) be brought into or kept in or about the Building. Tenant shall not place or install any antennae or aerials or similar devices outside of the Premises.

     6. Tenant shall not use or keep in the Building any inflammables, including but not limited to kerosene, gasoline, naphtha and benzine (except cleaning fluids in small quantities and when in containers approved by the Board of Underwriters), or explosives or any other articles of intrinsically dangerous nature, or use any method of heating other than that supplied by Landlord.

     7. If Tenant desires telephone or telegraph connections or alarm systems, Landlord will direct electricians as to where and how the wires are to be introduced. No boring or cutting for wires or otherwise shall be made without specific directions from Landlord.

     8. Tenant, upon the termination of the tenancy, shall deliver to the Landlord all the keys of offices, rooms and toilet rooms which shall have h en furnished Tenant or which Tenant shall have had made, and in the event of loss of any keys so furnished shall pay the Landlord therefor.

     9. Tenant shall not put down any floor covering in the Premises without the Landlord's prior approval of the manner and method of applying such floor covering.

     10. On Sundays and legal holidays, and on other days between the hours of 6 p.m. and 8 a.m., access to the Building, or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the watchman of the Building in charge and has a pass or is properly identified. Landlord shall in no case be liable for damages for the admission to or exclusion from the Building of any person whom the Landlord has the right to exclude under Rule 1 above. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of the tenants or Landlord and protection of property in the Building.

     11. Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage which includes keeping doors locked and windows and other means of entry to the Premises closed.

     12. Tenant shall not alter any lock or install a new or additional lock or any bolt on any door of the Premises without prior written consent of Landlord. If Landlord shall give its consent, Tenant shall in each case furnish Landlord with a key for any such lock.

     13. In advertising or other publicity, without Landlord's prior written consent, Tenant shall not use the name of the Building except as the address of its business and shall not use pictures of the Building.

     14. Tenant shall not make any room to room canvass to solicit business from other tenants in the Building; and shall. not exhibit, sell or offer to sell, use, rent or exchange in or from the Premises unless ordinarily embraced within the Tenant's use of the Premises specified herein.

     15. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning, and shall not allow the adjustment (except by Landlord's authorized building personnel) of any controls other than room thermostats installed for Tenant's use. Tenant shall. keep corridor doors closed and shall not open any windows except that if the air circulation shall not be in operation, windows which are openable may be opened with Landlord's consent.

     16. Tenant shall not do any cooking in the Premises or engage any coffee cart service.

     17. Any wallpaper or vinyl fabric materials which Tenant may install on painted walls shall be applied with a strippable adhesive. The use of nonstrippable adhesives will cause damage to the walls when materials are removed, and repairs made necessary thereby shall be made by Landlord at Tenant's expense.

     18. Tenant shall provide and maintain hard surface protective mats under all desk chairs which are equipped with casters to avoid excessive wear and tear to carpeting. If Tenant fails to provide such mats, the cost of carpet repair or replacement made necessary by such excessive wear and tear shall be charged to and paid for by Tenant.

     19. Tenant will refer all contractors, contractor's representatives and installation technicians, rendering any service to Tenant, to Landlord for Landlord's supervision, approval, and control before performance of any contractual service. This provision shall apply to all work performed in the Building including installations of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.

     20. Movement in or out of the Building of furniture, office equipment, or other bulky materials, or movement through the Building entrances or lobby shall be restricted to hours designated by Landlord. All such movements shall be under supervision of Landlord and in the manner agreed between Tenant and Landlord by prearrangement before performance. Such prearrangement initiated by Tenant will include determination by Landlord and subject to its decision and control, of the time, method, and routing of movement, limitations imposed by safety or other concerns which may prohibit any article, equipment or any other item from being brought into the Building. Tenant is to assume all risk as to damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property, and personnel of Landlord if damaged or injured as a result of acts in connection with such service performed for Tenant and Tenant hereby agrees to indemnify and hold harmless Landlord from and against any such damage, injury, or loss, including attorney's fees.

     21. No portion of Tenant's area or any other part of the Building shall at any time be used or occupied as sleeping or lodging quarters.

     22. Landlord will not be responsible for lost or stolen personal property, equipment, money, or jewelry from Tenant's area or any public rooms regardless of whether such loss occurs when such area is locked against entry or not.

     23. Employees of Landlord shall not receive or carry messages for or to any tenant or other persons, nor contract

                                    EXHIBIT E

                              ADDITIONAL PROVISIONS

     This Addendum is made a part of the Lease ("Lease") between ND PROPERTIES, INC. ("Landlord") and NETWORK MANAGEMENT SERVICES, INC. ("Tenant"), and the following additional terms shall supersede any contrary terms in the Lease:

     27. BASE RENT. Base Rent shall be determined at an annual rate per rentable square foot in the Premises and payable in monthly installments as follows:

                                    Annual Rate           Monthly
             Period               Per Square Foot         Installment
             ------               ---------------         -----------

         Months 1-12                   $15.00             $1,737.50
         Months 13-24                  $16.00             $1,853.33
         Months 25-36                  $17.00             $1,969.17

     28. SECTION 2D(2). ADD THE FOLLOWING:

     Notwithstanding anything to the contrary contained in Section 2D(2), on the first occasion during any calendar year of the Term that Tenant defaults in the payment of any Rent, Landlord shall not charge any late fee or interest with respect to such default unless such default is not remedied within ten (10) days after written notice thereof by Landlord to Tenant.

     29. SECTION 10L. ADD THE FOLLOWING:

     Notwithstanding anything to the contrary contained in Section 10L: (1) Landlord shall give Tenant at least sixty (60) days' prior written notice of any relocation; and (2) Tenant's moving costs include, without limitation, reasonable out-of-pocket expenses incurred for moving and reinstalling personal property, trade fixtures, equipment, and telephones, and replacing or modifying reasonable quantities of stationery, cards, and business materials; but specifically excluding any indirect or consequential loss or expense.

     30. SECTION I IA(l). ADD THE FOLLOWING:

     Notwithstanding anything to the contrary contained in Section 11 A(l), on the first occasion during any calendar year of the Term that Tenant defaults in payment of Base Rent or Operating Cost Rent, Landlord shall not be entitled to exercise its remedies set forth in this Lease or at law or in equity with respect to such default unless such default is not remedied within ten (10) days after written notice thereof by Landlord to Tenant.



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